Registration No. 33-44670

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 41

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 336

(Check appropriate box or boxes)

Principal Life Insurance Company Separate Account B
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(Exact Name of Registrant)

Principal Life Insurance Company
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(Name of Depositor)

The Principal Financial Group, Des Moines, Iowa 50392
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(Address of Depositor's Principal Executive Offices) (Zip Code)

(515) 247-6785
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Depositor's Telephone Number, including Area Code

Scott Van Wyngarden

The Principal Financial Group, Des Moines, Iowa 50392
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(Name and Address of Agent for Service)

Title of Securities Being Registered: Premier Variable Annuity

It is proposed that this filing will become effective (check appropriate box)
_____ immediately upon filing pursuant to paragraph (b) of Rule 485
_XX _ on May 1, 2025 pursuant to paragraph (b) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
_____    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PREMIER VARIABLE ANNUITY

Prospectus dated May 1, 2025
Principal Life Insurance Company (“the Company”, “we”, “our” or “us”) no longer offers or issues this product. This prospectus is only for the use of the current contractholders of the product.
This prospectus describes Premier Variable Annuity, a group variable annuity for employer sponsored qualified and non-qualified retirement plans (the “Contract”), issued by Principal Life Insurance Company through Principal Life Insurance Company Separate Account B (“Separate Account”).
This prospectus provides information about the Contract and the Separate Account that you, as contractholder, should know. The prospectus should be read and retained for future reference. Additional information about the Contract and the Separate Account is included in the Statement of Additional Information (“SAI”), dated May 1, 2025, which has been filed with the Securities and Exchange Commission (the “SEC”) and is considered a part of this prospectus. You may obtain a free copy of the SAI and all additional information by writing or calling: Premier Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, Telephone: 1-800-852-4450. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC.
These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC's staff and is available at Investor.gov.
Owners of benefits generally may allocate their investments in the Contract among the Separate Account divisions. Each division of the Separate Account invests in shares of a corresponding mutual fund (the “underlying mutual funds”). A list of the underlying mutual funds available under the Contract is shown in Appendix A to this prospectus.
An owner of benefits’ aggregate investment account value will vary according to the investment performance of the underlying mutual funds in which the selected division(s) are invested. We do not guarantee the investment performance of the underlying mutual funds.
For any administrative questions, you may contact us by writing or calling: Premier Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, Telephone: 1-800-852-4450.
This prospectus describes all material features of the Contract and any material differences due to state variations.
An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

1.GLOSSARY
The terms defined below are used throughout this Prospectus.
Aggregate Investment Account Value – The sum of the investment account values for investment accounts that correlate to a plan participant.
Annuity Change Factor – The factor used to determine the change in value of a variable annuity in the course of payment.
Annuity Commencement Date – The beginning date for annuity payments.
Annuity Premium – The amount applied under the Contract to purchase an annuity.
Annuity Purchase Date – The date an annuity premium is applied to purchase an annuity.
Associated Contract – An annuity contract issued by the Company to the same contractholder to fund the same or a comparable plan as determined by the Company.
Average Annual Balance – The total value at the beginning of the deposit year of all investment accounts that correlate to a plan participant under the Contract and other plan assets that correlate to a plan participant that are not allocated to the Contract or an associated or companion contract but for which the Company provides record keeping services (“outside assets”), adjusted by the time weighted average of contributions to, and withdrawals from, investment accounts and outside assets (if any) that correlate to the plan participant during the period.
Commuted Value – The dollar value, as of a given date, of remaining variable annuity payments. It is determined by the Company using the interest rate assumed in determining the initial amount of monthly income and assuming no variation in the amount of monthly payments after the date of determination.
Companion Contract – An unregistered group annuity contract offering guaranteed interest crediting rates and that is issued by the Company to the contractholder for the purpose of funding benefits under the Plan. The Company must agree in writing that a contract is a companion contract.
Contract Date – The date this Contract is effective, as shown on the face page of the Contract.
Contract Year – A period beginning on a yearly date and ending on the day before the next yearly date.
Contractholder – The entity to which the Contract will be issued, which will normally be an employer, an association, or a trust established for the benefit of plan participants and their beneficiaries.
Contributions – Amounts contributed under the Contract that are accepted by the Company.
Deposit Year – The twelve-month period ending on a day selected by the contractholder.
Division – The part of the Separate Account B that is invested in shares of an underlying mutual fund.
Employer – The corporation, sole proprietor, firm, organization, agency or political subdivision named as employer in the plan and any successor.
Flexible Income Option – A periodic distribution from the Contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or a greater amount as requested by the owner of benefits.
Funding Agent – An insurance company, custodian or trustee designated by the contractholder and authorized to receive any amount or amounts transferred from the Contract described in this prospectus. Funding agent will also mean the Company where the contractholder directs the Company to transfer such amounts from the Contract described in this prospectus to another group annuity contract issued by the Company to the contractholder.
General Account – assets of the Company other than those allocated to any of our Separate Accounts.
Internal Revenue Code (“Code”) – The Internal Revenue Code of 1986, as amended, and the regulations thereunder. Reference to the Internal Revenue Code means such Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.
Investment Account – An account that correlates to a plan participant established under the Contract for each type of contribution and for each division in which the contribution is invested.

Investment Account Value – The value of an investment account for a division, which on any date will be equal to the number of units then credited to such investment account multiplied by the unit value of this series of Contracts for that division for the valuation period in which such date occurs.
Net Investment Factor – The factor used to determine the change in unit value of a division during a valuation period.
Notification – Any form of notice received by the Company at the Company’s home office and approved in advance by the Company including written forms, electronic transmissions, telephone transmissions, facsimiles or photocopies.
Owner of Benefits – The entity or individual that has the exclusive right to be paid benefits and exercise rights and privileges pursuant to such benefits. The owner of benefits is the plan participant under all Contracts except Contracts used for general creditor non-qualified plans (see “Summary”) wherein the contractholder is the owner of benefits.
Plan – The plan established by the employer in effect on the date the Contract is executed and as amended from time to time, which the employer has designated to the Company in writing as the plan funded by the Contract.
Plan Participant – A person who (i) is a participant under the plan, (ii) a beneficiary of a deceased participant, or (iii) an alternate payee under a Qualified Domestic Relations Order in whose name an investment account has been established under this Contract.
Qualified Domestic Relations Order – A Qualified Domestic Relations Order as defined in Code Section  414(p)(1)(A).
Quarterly Date – The last valuation date of the third, sixth, ninth and twelfth month of each deposit year.
Separate Account B – A separate account established by the Company under Iowa law to receive contributions under the Contract offered by this prospectus and other contracts issued by the Company. It is divided into divisions, each of which invest in a corresponding account of the Principal Variable Contracts Fund, Inc.
Termination of Employment – A plan participant’s termination of employment with the employer, determined under the plan and as reported to the Company.
Underlying Mutual Fund – A registered open-end investment company in which a division of Separate Account B invests.
Unit Value – The value of a unit of a division of the Separate Account.
Valuation Date – The date as of which the net asset value of an underlying mutual fund is determined.
Valuation Period – The period of time between when the net asset value of an underlying mutual fund is determined on one valuation date and when such value is determined on the next following valuation date.
Variable Annuity Payments – A series of periodic payments, the amounts of which are not guaranteed but that will increase or decrease to reflect the investment experience of the LargeCap Value Division of the Separate Account. Periodic payments made pursuant to the flexible income option are not variable annuity payments.
Variable Annuity Reserves – The reserves held for annuities in the course of payment for the Contract.
Yearly Date – The contract date and the same day of each year thereafter.

2.     KEY INFORMATION

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	There are no charges for early withdrawals from this Contract.			N/A
Transaction Fees
We may charge for certain transactions, such as exceeding more than twelve unscheduled partial withdrawals in a contract year or more than twelve unscheduled transfers in a contract year, or making transfers via paper instruction. There also are charges for the following documentation expenses: Principal Standard Plan; Principal Custom-written plan, which includes initial plan document, plan amendments and summary plan booklet; and Plan not provided by Principal – summary plan booklet.
				7. CHARGES – Transaction Fees
Ongoing Fees and Expenses (annual charges)
The following part of the table describes the fees and expenses that a contractholder or owner of benefits may pay each year, depending on the options chosen. Please refer to your data page for information about the specific fees you will pay each year based on the options you have elected.
	ANNUAL FEE	MINIMUM	MAXIMUM	LOCATION IN PROSPECTUS
	1. Base contract[1]	0.42%	1.30%	7. CHARGES – Base Contract Annual Expenses
	2. Investment options (underlying mutual fund fees and expenses)[2]	0.20%	1.14%	APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
	3. Optional Benefits available for an additional charge (for a single optional benefit, if elected)	$25 per year	$25 per year	7. CHARGES – Optional Benefit Charges

[1]
This fee reflects the Mortality and Expense Risks Charge and Administration Charge. We assess each division with a daily charge. The annual rate of the charge is the percentage of the average daily net assets of the Separate Account divisions.

[2]	As a percentage of the average net underlying mutual fund assets.

Lowest and Highest Annual Cost Table

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, this table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that owners of benefits do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $2,319	HIGHEST ANNUAL COST $3,097
Assumes:	Assumes:

●  Investment of $100,000

●  5% annual appreciation

●  Least expensive Base Contract charge, and underlying mutual fund fees and expenses

●  No optional benefits

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

●  Investment of $100,000

●  5% annual appreciation

●  Most expensive Base Contract charge, underlying mutual fund fees and expenses, and charge for optional benefit

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	An owner of benefits can lose money by investing in this Contract.	5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Poor Investment Performance
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for owners of benefits who need ready access to cash.	5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Liquidity Risk
Risks Associated with Investment Options
•  An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.

•  Each investment option has its own unique risks.

•  The prospectuses for the available underlying mutual funds should be reviewed before making an investment decision.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Insurance Company Risks
An investment in the Contract may be subject to the risks related to the Company. Obligations, guarantees, or benefits (if any) may be subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling the following toll-free telephone number: 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Insurance Company Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•Investment Limitations - The underlying mutual funds available as investment options under the Contract are limited to those investment options included on Appendix A.

•Limitations on Transfers – We reserve the right to charge for each unscheduled transfer after the twelfth unscheduled transfer in a contract year. We also reserve the right to limit transfers in circumstances where frequent transfers have been made.

•Removal or Substitution of Underlying Mutual Funds - We reserve the right to remove, close or substitute the underlying mutual funds that are available as investment options under the Contract.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

8. GENERAL DESCRIPTION OF THE CONTRACT – Frequent Transfers among Divisions

8. GENERAL DESCRIPTION OF THE CONTRACT – Contract or Registrant Changes

Optional Benefits
The flexible income option is an optional benefit an owner of benefits can purchase. Selecting this option provides for periodic distributions from the Contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or a greater amount as requested by the owner of benefits.
10. BENEFITS AVAILABLE UNDER THE CONTRACT

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•  Owners of benefits should consult with a tax professional to determine the tax implications of an investment in and withdrawals from this Contract.

•  Contributions that are made on a pre-tax basis and earnings under this Contract are taxed at ordinary income tax rates when withdrawn. There also may be a 10% penalty tax if withdrawals are taken before age 59½.
13. TAXES
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Financial Professional Compensation
A financial professional may have received compensation in the form of commissions for selling this Contract to the contractholder. The financial professional may have had a financial incentive to offer or recommend this Contract over another investment.
17. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Payments to Financial Intermediaries

3.    OVERVIEW OF THE CONTRACT
Purpose
The purpose of this Contract is to help in retirement planning. It allows owners of benefits to accumulate assets through allocations to Separate Account B divisions that invest in underlying mutual funds and assist them with their long-term retirement planning or other long-term financial needs. Variable annuity payments are made on a completely variable basis under the annuitization feature. The Contract can supplement the owner of benefits’ retirement income by providing a stream of periodic payments. The Contract also provides a death benefit to designated beneficiaries in certain situations.
Phases of Contract
This Contract has two periods - an accumulation period and an income phase.
Accumulation Period
To help accumulate assets during the accumulation period, contributions can be allocated to a selection of investment options. Each investment option invests in an underlying mutual fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.
Additional information about the underlying mutual funds in which the divisions invest is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Income Phase
An owner of benefits can elect to receive variable annuity payments under the Contract, which converts value in investment accounts that correlate to a plan participant into a variable stream of income payments. The amounts of the income payments are not guaranteed but will increase or decrease to reflect the investment experience of the LargeCap Value Division of Separate Account B. Another income option is to apply the value in investment accounts that correlate to a plan participant toward the optional flexible income option (discussed later in this section).The owner of benefits may select when he or she wants the payments to begin.
We offer variable annuity benefit payments only. In other words, we do not offer fixed benefit payments under this Contract.
All benefits under this Contract (including any applicable death benefit) terminate as to an owner of benefits when the owner of benefits applies investment account value to variable annuity payments or to the flexible income options.
See 9. ANNUITY PERIOD.

Contract Features
This Contract is designed to accumulate value and to provide retirement income. The Contract’s primary features include: a death benefit; and the ability for an owner of benefits to convert investment account value to retirement income, which provides a variable stream of income payments.
Death Benefit
If a plan participant dies before the annuity purchase date, a death benefit is payable. Withdrawals could significantly reduce the death benefit.
If the plan participant dies after the annuity purchase date, no benefits will be available except as may be provided under the form of annuity payment selected.
For additional details on death benefits under this Contract, See 10. BENEFITS AVAILABLE UNDER THE CONTRACT and 9. ANNUITY PERIOD.
Tax Treatment
Contributions allocated to the investment accounts accumulate on a tax-deferred basis. The earnings are not taxed until money is taken out of the Contract, such as when an owner of benefits makes a withdrawal, receives an income payment, or a death benefit is paid.
Optional Benefit and Loans
Flexible Income Option
The owner of benefits has the option to purchase the flexible income option. The flexible income option is an alternative to the variable annuity payments described earlier. This optional benefit provides for periodic distributions from the Contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Code, or a greater amount as requested by the owner of benefits. For additional details on the flexible income option, See 9. ANNUITY PERIOD.
Loans
Loans are not available under the Contract.

4.    FEE TABLE
The following tables describe the fees and expenses that are paid when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your data page for information about the specific fees that need to be paid each year based on the options elected.
The first table describes the fees and expenses paid at the time the Contract was purchased, after withdrawals from the Contract, or upon transfers of investment account values between underlying investment options.
Transaction Expenses

Contractholder transaction expenses(1)
	Maximum	Current
Deferred Sales Load (or Surrender Charge) - as a percentage of amount surrendered	0%	0%
Transaction Fees
• for each unscheduled partial surrender	the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year	$0
• for each unscheduled transfer	the lesser of $30 or 2% of each unscheduled transfer after the 12th unscheduled transfer in a contract year, plus a $15 charge if transfers are made via paper instruction	A $15 charge is imposed if transfers are made via paper instruction
Document Expense •Principal Standard Plan •Principal Custom-written plan -Initial Plan Document -Plan Amendments -Summary Plan Booklet •Plan not provided by Principal – Summary Plan Booklet	•$350 •$1,000 •$500 •$500 •Minimum $100	•$350 •$1,000 •$500 •$500 •Minimum $100
(1) For additional information about the fees and expenses described in the table, see 7. CHARGES.
(2) Note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators that require us to collect additional transaction fees and/or impose restrictions on transfers.

Annual Contract Expenses
The next table describes the fees and expenses to pay each year during the time the Contract is in force (not including underlying mutual fund fees and expenses).
If the owner of benefits chooses to purchase an optional benefit, there will be an additional charge, as shown below.

Annual Contract Expenses
	Maximum Annual Charge	Current Annual Charge
Administrative Expenses
Contract Administration Expense /Recordkeeping Charge:
$10 per plan participant + $23,516 (5,000 plan participants or more) $2,250 (1 through 25 plan participants)

Annual Recordkeeping Expense for Outside Assets:
$4.50 per member + $11,392 (5,000 plan participants or more)
$1,000 (1 through 25 plan participants)

Contract Administration Expense /Recordkeeping Charge: $10 per plan participant + $23,516 (5,000 plan participants or more) $2,250 (1 through 25 plan participants)

Annual Recordkeeping Expense for Outside Assets:
$4.50 per member + $11,392 (5,000 plan participants or more)
$1,000 (1 through 25 plan participants)

Base Contract Expenses (as a percentage of average daily Separate Account value)	1.25%	0.42%
Location Fee • one location	none	none
• each additional location	$150 per quarter for each employee location	$150 per quarter for each employee location

Optional Benefit Expenses
	Maximum Annual Charge	Current Annual Charge
Flexible Income Option (if elected by the owner of benefits)	$25 per year	$25 per year
Annual Underlying Mutual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that need to be paid periodically during the time that the contractholder owns the Contract (before any fee waiver or expense reimbursement). A complete list of the underlying mutual funds available under the Contract, including their annual expenses, may be found in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses as of December 31, 2023
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.20%	1.14%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual mutual fund expenses.

The Example assumes that invest $100,000 is invested in the Contract for the time periods indicated. The Example also assumes that the investment has a 5% return each year and assumes the most expensive combination of annual mutual fund expenses and optional benefits available for an additional charge. Although actual costs may be higher or lower, based on these assumptions, the costs be:

If you surrender your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$3,846	$11,589	$19,404	$39,293
If you annuitize at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$3,846	$11,589	$19,404	$39,293
If you do not surrender your Contract:	1 year	3 years	5 years	10 years
	$3,846	$11,589	$19,404	$39,293

5.    PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

This section is intended to summarize the principal risks of investing in the Contract. Additional risks and details regarding various risks and benefits of investing in the Contract are described in the relevant sections of the Prospectus and SAI.
Poor Investment Performance
The owner of benefits can lose money by investing in this Contract, including loss of principal. An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options selected. The owner of benefits bears the risk of any decline in the aggregate investment account value resulting from the performance of the investment options selected.
In a low interest rate environment, yields for the Money Market division, after deduction of all applicable Contract and rider charges, may be negative even though the underlying money market fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract value to the Money Market division or participate in a scheduled automatic transfers program or Automatic Portfolio Rebalancing program where the Contract value is allocated to the Money Market division, that portion of your Contract value allocated to the Money Market division may decrease in value.
NOTE: All references to the Money Market division in this prospectus will mean the Fidelity VIP Government Money Market division.
Each investment option has its own unique risks. For more information about the risks of investing in a particular underlying mutual fund see that fund’s prospectus, which should be reviewed before making an investment decision. To see the funds' prospectuses, go to the following website: www.principal.com/premierVAReport.
Liquidity Risk
This Contract is not suitable as a short-term savings vehicle and is not appropriate if the owner of benefits needs ready access to cash. The benefits of tax deferral are better for investors with long time horizons. There may be adverse tax consequences if early withdrawals are taken from the Contract.
Variable Annuity Payment Risk
All variable annuity payments will reflect the performance of the mutual fund underlying the LargeCap Value Division and, therefore, the owner of benefits is subject to the risk that the amount of variable annuity payments may decline. See 9. ANNUITY PERIOD.

Fees and Charges
We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges stated in the prospectus.
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
This Contract is not designed as a vehicle for market timing. Accordingly, the ability to make transfers under the Contract is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other contract owners. We have limitations and restrictions on transfer activity, which we apply across all contracts without exception. (See 8. GENERAL DESCRIPTION OF THE CONTRACT - Frequent Transfers among Divisions).
Tax Law Changes
The tax risk associated with the Contract includes the possibility of a change in the federal income tax laws that apply to the Contract, or of the current interpretations of the laws by the IRS, which could have retroactive effects regardless of the date of enactment or publication.
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company. If the Company isn't able to meet its obligations to creditors, it is possible that the Company's obligations to you under this Contract may not be satisfied. More information about the Company, including its financial strength ratings, can be found by visiting www.principal.com.
Risks Affecting Our Administration of the Contract
Our operations and/or the activities and operations of our service providers and business partners are subject to certain risks that are beyond our control, including systems failures, cyber-attacks, and pandemics (and similar events). These risks are not unique to the Company and they could materially impact our ability to administer the Contract.
The Company is highly dependent upon its computer systems and those of its business partners. This makes the Company potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by the Company, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede our ability to electronically interact with service providers. Operational disruptions and system failures also could occur based on other natural or man-made events, which could have similar impacts on your Contract. These security risks may also impact the underlying mutual fund companies, which may cause the underlying mutual funds to lose value. Although we make substantial efforts to protect our computer systems from these security risks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that we, our service providers, or the underlying mutual funds will avoid losses affecting contracts such as the security incidents described above.
If your Contract is adversely affected as a result of the failure of our cyber-security controls, we will take reasonable steps to restore your Contract.
6. GENERAL DESCRIPTION OF INSURANCE COMPANY, SEPARATE ACCOUNT AND MUTUAL FUND COMPANIES
The Insurance Company
The obligations under the Contract (including death benefits or other benefits available under the Contract) are obligations of Principal Life Insurance Company and are subject to the Company’s claims-paying ability and financial strength. The Company’s business address is 711 High Street, Des Moines, IA 50392.

The Separate Account
Separate Account B is a separate account we established to receive and invest premium payments (and contributions) made by owners (and owners of benefits) of our variable annuity products. Separate Account B is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available and divisions may also be eliminated. These changes will be made in a manner that is consistent with applicable laws and regulations.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of the Contract will equal or be greater than the total of the contributions made to us.
The Separate Account is not affected by the rate of return of our General Account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses. The Company is obligated to pay all amounts promised to investors under the Contracts.
Any Contract obligations in excess of the Separate Account value (if any) become obligations of the General Account and will be subject to the rights of the Company’s other creditors and its overall claims paying ability.
The Underlying Mutual Funds
Information regarding each underlying mutual fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each underlying mutual fund has issued a prospectus that contains more detailed information about the underlying mutual fund. If you wish to receive paper copies of the prospectuses for the underlying mutual funds, you can inform the Company by calling 1-800-852-4450. You also can obtain a copy by visiting the following website: www.principal.com/premierVAReport.
Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of the person who holds the voting interest of the units of the division.
We will notify the person who holds the voting interest of the units of shareholder meetings of the mutual funds underlying the divisions in which units are held.
During the accumulation period, the owner of benefits is the person having the voting interest in the units of the division attributable to the investment accounts that correlate to the plan participant. The number of units held in the Separate Account that are attributable to each investment account is determined by dividing the investment account value attributable to a division of the Separate Account by the net asset value of one share of the underlying mutual fund.
During the annuity period, the person then entitled to variable annuity payments has the voting interest in the units of the division attributable to the variable annuity. The number of units held in the Separate Account that are attributable to each variable annuity is determined by dividing the reserve for the variable annuity by the net asset value of one share of the underlying mutual fund. The voting interest in the shares of the underlying mutual fund attributable to the variable annuity will ordinarily decrease during the annuity period since the reserve for the variable annuity decreases due to the reduction in the expected payment period.
The Company determines the number of underlying fund shares the owner of benefits or payees of variable annuities may instruct us to vote as of the record date established by the underlying mutual fund for its shareholder meeting. The Company will send the owner of benefits or payees of variable annuities proxy materials and instructions for the owner of benefits or payees of variable annuities to provide voting instructions to the Company. The Company will arrange for the handling and tallying of proxies received. If no voting instructions are received, the Company will vote those shares in the same proportion as shares for which the Company received instructions. In the event that applicable law changes or the Company is required by regulators to disregard voting instructions, the Company may decide to vote the shares of the underlying mutual funds in its own right.
NOTE: Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

7. CHARGES
A mortality and expense risks charge is deducted under the Contract. There are also deductions from and expenses paid out of the assets of the underlying mutual fund as described in the underlying funds’ prospectuses.
Mortality and Expense Risks Charge
Variable annuity payments will not be affected by adverse mortality experience or by any excess in the actual sales and administrative expenses over the charges provided for in the Contract. The Company assumes the risks that (i) variable annuity payments will continue for a longer period than anticipated and (ii) the allowance for administration expenses in the annuity conversion rates will be insufficient to cover the actual costs of administration relating to variable annuity payments. For assuming these risks, the Company, in determining unit values and variable annuity payments, makes a charge as of the end of each valuation period against the assets of the Separate Account held with respect to the Contract. The charge is equivalent to a simple annual rate of 0.42%. The Company does not believe that it is possible to specifically identify that portion of the 0.42% deduction applicable to the separate risks involved, but estimates that a reasonable approximate allocation would be 0.28% for the mortality risks and 0.14% for the expense risks. The mortality and expense risks charge may be changed by the Company at any time by giving not less than 60-days prior written notice to the contractholder. However, the charge may not exceed 1.25% on an annual basis, and only one change may be made in any one-year period. If the charge is insufficient to cover the actual costs of the mortality and expense risk assumed, the financial loss will fall on the Company; conversely, if the charge proves more than sufficient, the excess will be a gain to the Company.
Transaction Fee
The Company reserves the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled partial surrender after the twelfth unscheduled partial surrender in a contract year. The fee will be taken by redeeming a sufficient number of units from the investment account(s) from which the unscheduled partial surrender is made by an amount equal to the fee. If the investment account(s) from which the withdrawal is made is insufficient to permit the full amount of the fee to be taken, a sufficient number of units from the plan participant’s other investment accounts will be redeemed on a pro rata basis in an amount equal to the fee. If the amounts in the plan participant’s investment accounts are insufficient to permit the full amount of the fee to be taken, the amount of the unscheduled partial surrender will be reduced by an amount equal to the fee.
The Company also reserves the right to charge a transfer fee of the lesser of $30 or 2% of each unscheduled transfer after the twelfth unscheduled transfer in a contract year. The fee will be taken by redeeming a sufficient number of units from the investment account(s) from which the unscheduled transfer is made by an amount equal to the fee. If the investment account(s) from which the unscheduled transfer is made is insufficient to permit the full amount of the fee to be taken, a sufficient number of units from the plan participant’s other investment accounts will be redeemed on a pro rata basis in an amount equal to the fee. A $15 charge is imposed for transfers that are made by paper instruction.
Other Expenses
The contractholder is obligated to pay additional expenses associated with the servicing of the Contract and the plan in accordance with the terms of a Service and Expense Agreement between the contractholder and the Company. The contractholder, in its sole discretion, elects whether to pay these expenses directly or directs the Company to deduct the fees from the investment accounts that correlate to a plan participant. If expenses are deducted from the investment accounts, the charges will be allocated among investment accounts that correlate to the plan participant in proportion to the relative value of such investment accounts and will be effected by redeeming a number of units in each such investment account equal to such investment account’s proportionate share of the deductions. See APPENDIX B for these other expenses.
Optional Benefit Charges
Owners of benefits have the ability to choose the flexible income option available under this Contract. If an owner of benefits chooses the flexible income option, an additional charge $25.00 will be deducted annually on a pro rata basis from the investment accounts that correlate to the plan participant. For more information on the flexible income option and any restrictions related to it, see 9. ANNUITY PERIOD – Flexible Income Option.

Distribution of the Contract
The Company paid compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consisted of commissions on Contributions made under the Contract.
Principal Securities, Inc. (“PSI”), the principal underwriter of the Contract, also receives 12b-1 fees in connection with certain underlying mutual funds in the contracts. PSI currently receives 12b-1 fees for Principal Variable Contracts Funds.
Underlying Mutual Fund Charges
Charges are deducted from and expenses paid out of the assets of the underlying mutual funds that are described in the prospectuses for those underlying mutual funds. A complete list of the underlying mutual funds available under the Contract, including their annual expenses, may be found in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
8. GENERAL DESCRIPTION OF THE CONTRACT

The Premier Variable Annuity is significantly different from a fixed annuity. The owner of benefits of this Contract assumes the risk of investment gain or loss (as to amounts in the Separate Account divisions) rather than the Company. The Separate Account division value under a variable annuity is not guaranteed and varies with the investment objectives will be achieved.
The Contract was normally issued to an employer or association or a trust established for the benefit of plan participants and their beneficiaries. The Company issued a pre-retirement certificate describing the benefits under the Contract to plan participants who reside in a state that requires the issuance of such certificates. The contribution that correlates to a plan participant will be invested in the division or divisions that are chosen as of the end of the valuation period in which such contribution is received by the Company at its home office in Des Moines, Iowa. If the allocation instructions by the plan participant are late, or not completed, the Company will invest such unallocated contributions in the Money Market Division, as instructed by the employer, on the date such contributions are received. After complete allocation instructions have been received by the Company, all future contributions will be allocated to the chosen divisions as of the end of the valuation period in which such contributions are received. The contractholder may limit the number of divisions available to the owner of benefits, but the Money Market Division may not be so restricted to the extent the division is necessary to permit the Company to allocate initial contributions and the LargeCap Value Division may not be so restricted to the extent the division is necessary to permit the Company to pay variable annuity payments.
Contract Rights
During the accumulation period, the owner of benefits has material rights to the benefits under the Contract. The benefits include making additional contributions, transferring between investment options, taking withdrawals and starting annuity payments under the Contract. All of the owner of benefits’ rights of ownership cease upon the owner of benefits’ death. At that point, if annuity payments had not started, the death benefit will become payable according to your benefit instructions.
During the annuity period the owner of benefits is still the only person with material rights to the contract. After the death of the owner of benefits (and contingent annuitant, if applicable), the primary beneficiary(ies) have the rights to the death benefit, if any.
Contract Provisions and Limitations
Contributions
The Contract prescribes no limits on the minimum contribution that may be made to an investment account. Plan participant maximum contributions are discussed under 14. TAXES. Contributions may also be limited by the plan. The Company may also limit contributions on 60-days notice.

All Contributions made pursuant to the Contract are allocated to one or more investment accounts. Each investment account correlates to a division of Separate Account B. Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for the underlying mutual fund.
The contractholder may choose to limit the number of divisions available to the owner of benefits, but the Money Market Division may not be so restricted to the extent the division is necessary to permit the Company to allocate initial Contributions and the LargeCap Value Division may not be so restricted to the extent the division is necessary to permit the Company to pay variable annuity payments. If no direction is provided for a particular Contribution, such Contribution will be allocated to an investment account that is invested in the Money Market Division.
A cessation of Contributions with respect to all plan participants shall occur at the election of the contractholder upon notification to the Company, on the date the plan terminates or on the date no investment account values remain under the Contract or at the election of the Company upon 60-days’ notice to the contractholder. Following a cessation of Contributions all terms of the Contract will continue to apply except that no further Contributions may be made.
Allocating Contributions
•An investment account or accounts correlating to a plan participant will be established for each type of contribution and for each division of Separate Account B in which such contribution is invested.
•Investment accounts will be maintained until the investment account values are either (a) applied to effect variable annuity payments (b) paid to the owner of benefits or the beneficiary or (c) transferred in accordance with the provisions of the Contract.
•Each contribution will be allocated to the division(s) designated by the notification on file with the Company and will result in a credit of units to the appropriate investment account. The number of units so credited will be determined by dividing the portion of the contributions allocated to a division by the unit value for such division for the valuation period within which the contribution was received by the Company at its home office in Des Moines, Iowa.
•A complete list of the divisions may be found in Appendix A. Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds can be found in the current prospectus for each underlying mutual fund, which can be found here: www.principal.com/premierVAReport.
Division Transfers
Upon notification, all or a portion of the value of an investment account that correlates to a plan participant may be transferred to another available investment account correlating to such plan participant for the same type of contribution. Transfers may be made at any time before the annuity purchase date.
A transfer will be effective as of the end of the valuation period in which the request is received. Any amount transferred will result in the cancellation of units in the investment account from which the transfer is made. The number of units cancelled will be equal to the amount transferred from the investment account divided by the unit value of the division for the valuation period in which the transfer is effective. The transferred amount will result in the crediting of units in the investment account to which the transfer is made. The number of units credited will be equal to the amount transferred to the investment account divided by the unit value of the division of the Separate Account in which the investment account is invested for the valuation period in which the transfer is effective.
Unscheduled Transfers
•You may make unscheduled division transfers from one division to another division.
•Transfer values are calculated using the price next determined after we receive your request in good order.
•We reserve the right to impose a fee of the lesser of $30 or 2% of the amount transferred on each unscheduled transfer after the 12th unscheduled transfer in a contract year.
•We charge $15 for transfers made by paper instruction.

Limitations on Unscheduled Transfers
We reserve the right to reject excessive transfers if the trade(s) would disrupt the management of Separate Account B, any division of Separate Account B or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners of benefits. These modifications could include, but not be limited to:
•requiring a minimum time period between each transfer;
•imposing the transaction fee;
•limiting the dollar amount that an owner may transfer at any one time; or
•not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner of benefits.
Transfers to the Contract
If a companion contract has been issued by the Company to fund the plan, and except as otherwise provided by the applicable plan, the Contract may accept all or a portion of the proceeds available under the companion contract at any time at least one month before annuity commencement date, subject to the terms of the companion contract.
Transfers to Companion Contract
If a companion contract has been issued by the Company to fund the plan, except as otherwise provided by the applicable plan and the provisions of the companion contract, an owner of benefits may by notification transfer all or a portion of the investment account values that correlate to a plan participant to the companion contract. If the notification does not state otherwise, amounts will be transferred on a pro rata basis from the investment accounts that correlate to the plan participant. Transfers with respect to a plan participant from this Contract to the companion contract will not be permitted if this Contract has accepted, within the six-month period preceding the proposed transfer from this Contract to the companion contract, a transfer from an unmatured investment account that correlates to the plan participant established under the companion contract. An unmatured investment account is an investment account that has not reached the end of its interest guarantee period. In all other respects, such transfers are subject to the same provisions regarding frequency of transfer, effective date of transfer and cancellation of units as described above in Division Transfers above.
Special Situation Involving Alternate Funding Agents
The Contract allows the investment account values of all plan participants to be transferred to an alternate funding agent with or without the consent of the plan participants. Transfers to an alternate funding agent require notification from the contractholder.
The amount to be transferred will be equal to the investment account values determined as of the end of the valuation period in which the notification is received. Such transfers will be subject to the recordkeeping expense.
General Account
No benefits under this Contract are funded by the General Account.
Contract or Registrant Changes
Any changes we make pursuant to this provision will be made in a manner that is consistent with applicable laws and regulations.
Addition, Deletion or Substitution of Separate Account Divisions
Separate Account B is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. We reserve the right, within the law, to make additions, deletions and substitutions for the divisions. We will make no such substitution or deletion without first notifying the contractholder and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by 1940 Act).
If the shares of a division are no longer available for investment or if, in the judgment of our management, investment in a division becomes inappropriate for the purposes of our contract, we may eliminate the shares of a division and substitute shares of another division of the trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future contributions.
Class of Purchasers
This Contract is no longer offered.

Frequent Transfers among Divisions
This Contract is not designed for frequent trading or market timing activity of the investment options. If an owner of benefits intends to trade frequently and/or use market timing investment strategies, they should not make contributions under this Contract. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:
•Disrupt the management of the underlying mutual funds by:
•forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
•causing unplanned portfolio turnover;
•Hurt the portfolio performance of the underlying mutual funds; and
•Increase expenses of the underlying mutual fund and separate account due to:
•increased broker-dealer commissions; and
•increased record keeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting transfer instructions from an owner of benefits or other person authorized by the owner of benefits to direct transfers;
•Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
•Limiting the number of unscheduled transfers during a contract year to no more than 12;
•Prohibiting the owner of benefits from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•Taking such other action as directed by the underlying mutual fund.
We support the underlying mutual funds right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the holdings it had prior to the transfer. We will give you notice in writing in this instance.
9. ANNUITY PERIOD
Income Benefits
Income benefits consist of either monthly variable annuity payments or periodic payments made on a monthly, quarterly, semi-annual or annual basis pursuant to the flexible income option.

Variable Annuity Payments
Variable annuity payments will be provided by the investment accounts that correlate to the plan participant held under the LargeCap Value Division. Thus, if the owner of benefits elects variable annuity payments, any amounts that are to be used to provide variable annuity payments will be transferred to investment accounts held under the LargeCap Value Division as of the last valuation date in the month that begins two months before the annuity commencement date. After any such transfer, the value of the LargeCap Value Division investment accounts will be applied on the annuity purchase date to provide variable annuity payments. The annuity commencement date, which will be one month following the annuity purchase date, will be the first day of a month. Thus, if the annuity commencement date is August 1, the annuity purchase date will be July 1, and the date of any transfers to a LargeCap Value Division investment account will be the valuation date immediately preceding July 1.
Annuity Commencement Date
Variable annuity payments will be made to an owner of benefits beginning on the annuity commencement date and continuing thereafter on the first day of each month. An owner of benefits may select an annuity commencement date by notification to the Company. The date selected may be the first day of any month the plan allows, which is at least one month after the notification. Generally, the annuity commencement date cannot begin before the plan participant is age 59½, separated from service, or is totally disabled. The annuity commencement date must be no later than the date the plan participant must take a required distribution under the Internal Revenue Code. See 14. TAXES for a discussion of required distributions and the federal income tax consequences of distributions.
At any time not less than one month preceding the desired annuity commencement date, an owner of benefits may, by notification, select one of the annuity options described below (see Variable Annuity Payment Options). If no annuity option has been selected at least one month before the annuity commencement date, and if the plan does not provide one, payments that correlate to an unmarried plan participant will be made under the annuity option providing Variable Life Annuity with Monthly Payments Certain for Ten Years. Payments that correlate to a married plan participant will be made under the annuity option providing a Variable Life Annuity with One-Half Survivorship.
Limitations on Annuity Payment Options
Because of certain restrictions contained in the Code and regulations thereunder, an annuity option is not available under a Contract used to fund a TDA Plan, or 401(a) Plan unless (i) the joint or contingent annuitant is the plan participant’s spouse or (ii) on the plan participant’s annuity commencement date, the present value of the amount to be paid while the plan participant is living is greater than 50% of the present value of the total benefit to the plan participant and the plan participant’s beneficiary (or contingent annuitant, if applicable).
The amount applied to provide variable annuity payments must be at least $1,750. An owner of benefits may elect to have all or a portion of investment account values applied under one of the annuity options described below. However, if the monthly variable annuity payment at any time would be less than $20, the Company may, at its sole option, pay the variable annuity reserves in full settlement of all benefits otherwise available.
Once payments begin under the annuity benefit payment option an owner of benefits chooses, the option may not be changed. In addition, once payments begin, an owner of benefits may not surrender, withdraw or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.
An owner of benefits may select one of the annuity benefit payment options listed below. Once payments begin under the option the owner of benefits selected, the option may not be changed. In addition, once payments begin the owner of benefits may not surrender or otherwise liquidate or commute any portion of your accumulated value that has been annuitized.
Variable Annuity Payment Options
The owner of benefits may choose from several variable annuity benefit payment options. Payments will be made monthly.

The available variable annuity payment options are described immediately below.
Variable Life Annuity with Monthly Payments Certain for Zero, Five, Ten, Fifteen or Twenty Years or Installment Refund Period
This variable annuity payment option provides monthly payments during the plan participant’s lifetime, and further provides that if, at the death of the plan participant, monthly payments have been made for less than a minimum period, e.g. five years, any remaining payments for the balance of such period shall be paid to the owner of benefits, if the owner of benefits is not the plan participant, or to a designated beneficiary unless the owner of benefits or the beneficiary requests in writing that the commuted value of the remaining payments be paid in a single sum. (Persons entitled to take the remaining payments or the commuted value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)
The minimum period may be either zero, five, ten, fifteen or twenty years or the period (called “installment refund period”) consisting of the number of months determined by dividing the amount applied under the option by the initial payment. If, for example, $14,400 is applied under a life option with an installment refund period, and if the first monthly payment provided by that amount, as determined from the applicable annuity conversion rates, would be $100, the minimum period would be 144 months ($14,400 divided by $100 per month) or 12 years. A variable life annuity with an installment refund period guarantees a minimum number of payments, but not the amount of any monthly payment or the amount of aggregate monthly payments. The longer the minimum period selected, the smaller will be the amount of the first annuity payment.
Under the Variable Life Annuity with Zero Years Certain, which provides monthly payments to the owner of benefits during the plan participant’s lifetime, it would be possible for the owner of benefits to receive no annuity payments if the plan participant died prior to the due date of the first payment since payment is made only during the lifetime of the plan participant.
Joint and Survivor Variable Life Annuity with Monthly Payments Certain for Ten Years
This variable annuity payment option provides monthly payments for a minimum period of ten years and thereafter during the joint lifetimes of the plan participant on whose life the annuity is based and the contingent annuitant named at the time this option is elected and continuing after the death of either of them for the amount that would have been payable while both were living during the remaining lifetime of the survivor. In the event the plan participant and the contingent annuitant do not survive beyond the minimum ten year period, any remaining payments for the balance of such period will be paid to the owner of benefits, if the owner of benefits is not the plan participant, or to a designated beneficiary unless the owner of benefits or the beneficiary requests in writing that the commuted value of the remaining payments be paid in a single sum. (Designated beneficiaries entitled to take the remaining payments or the commuted value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)
Joint and Two-Thirds Survivor Variable Life Annuity
This variable annuity payment option provides monthly payments during the joint lives of a plan participant and the person designated as contingent annuitant with two-thirds of the amount that would have been payable while both were living continuing until the death of the survivor.
Variable Life Annuity with One-Half Survivorship
This variable annuity payment option provides monthly payments during the life of the plan participant with one-half of the amount otherwise payable continuing so long as the contingent annuitant lives.
Under the Joint and Two-thirds Survivor Variable Life Annuity and under the Variable Life Annuity with One-Half Survivorship, it would be possible for the owner of benefits and/or contingent annuitant to receive no annuity payments if the plan participant and contingent annuitant both died prior to the due date of the first payment since payment is made only during their lifetimes.
Other Options
Other variable annuity payment options permitted under the applicable Plan may be arranged by mutual agreement of the owner of benefits and the Company.

Material Factors that Determine Level of Variable Annuity Payments
Because women as a class live longer than men, it has been common that retirement annuities of equal cost for women and men of the same age will provide women less periodic income at retirement. The Supreme Court of the United States ruled in Arizona Governing Committee vs. Norris that sex distinct annuity tables under an employer-sponsored benefit plan result in discrimination that is prohibited by Title VII of the Federal Civil Rights Act of 1964. The Court further ruled that sex distinct annuity tables will be deemed discriminatory only when used with values accumulated from employer contributions made after August 1, 1983, the date of the ruling.
Title VII applies only to employers with 15 or more employees. However, certain State Fair Employment Laws and Equal Payment Laws may apply to employers with less than 15 employees.
The Contract described in this Prospectus offers both sex distinct and sex neutral annuity conversion rates. The annuity rates are used to convert a plan participant’s pre-retirement investment account values to a monthly lifetime income at retirement. Usage of either sex distinct or sex neutral annuity rates will be determined by the contractholder.
For each form of variable annuity, the annuity conversion rates determine how much the first monthly variable annuity payment will be for each $1,000 of the investment account value applied to effect the variable annuity. The conversion rates vary with the form of annuity, date of birth, and, if distinct rates are used, the sex of the plan participant and the contingent annuitant, if any. The sex neutral guaranteed annuity conversion rates are based upon (i) an interest rate of 2.5% per annum and (ii) mortality according to the “1983 Table A for Individual Annuity Valuation” projected with Scale G to the year 2001 set back five years in age. The sex distinct female rates are determined for all plan participants in the same way as sex neutral rates, as described above. The sex distinct male rates are determined for all plan participants in the same way as the sex neutral rates, as described above, except mortality is not set back five years in age. The guaranteed annuity conversion rates may be changed, but no change that would be less favorable to the owner of benefits will take effect for a current plan participant.
The Contract provides that an interest rate of not less than 2.5% per annum will represent the assumed investment return. Currently the assumed investment return used in determining the amount of the first monthly payment is 4% per annum. This rate may be increased or decreased by the Company in the future but in no event will it be less than 2.5% per annum. If, under the Contract, the actual investment return (as measured by an Annuity Change Factor, defined below) should always equal the assumed investment return, variable annuity payments would remain level. If the actual investment return should always exceed the assumed investment return, variable annuity payments would increase; conversely, if it should always be less than the assumed investment return, variable annuity payments would decrease.
The current 4% assumed investment return is higher than the 2.5% interest rate reflected in the annuity conversion rates contained in the Contract. With a 4% assumption, variable annuity payments will commence at a higher level, will increase less rapidly when actual investment return exceeds 4%, and will decrease more rapidly when actual investment return is less than 4%, than would occur with a lower assumption.
Determining the Amount of the First Variable Annuity Payment
The initial amount of monthly annuity income shall be based on the option selected, the age of the plan participant and contingent annuitant, if any, and the investment account values applied as of the annuity purchase date. The initial monthly income payment will be determined on the basis of the annuity conversion rates applicable on such date to such conversions under all contracts of this class issued by the Company. However, the basis for the annuity conversion rates will not produce payments less beneficial to the owner of benefits than the annuity conversion rate basis described above.
Determining the Amount of the Second and Subsequent Monthly Variable Annuity Payments
The second and subsequent monthly variable annuity payments will increase or decrease in response to the investment experience of the mutual fund underlying the LargeCap Value Division. The amount of each payment will be determined by multiplying the amount of the monthly variable annuity payment due in the immediately preceding calendar month by the Annuity Change Factor for the LargeCap Value Division for the Contract for the calendar month in which the variable annuity payment is due.

The Annuity Change Factor for the LargeCap Value Division for a calendar month is the quotient of 1) divided by 2), below:
1) The number that results from dividing (i) the Contract’s unit value for the LargeCap Value Division for the first valuation date in the calendar month beginning one month before the given calendar month by (ii) the Contract’s unit value for such division for the first valuation date in the calendar month beginning two months before the given calendar month.
2) An amount equal to one plus the effective interest rate for the number of days between the two valuation dates specified in subparagraph (1) above at the interest rate assumed to determine the initial payment of variable benefits to the owner of benefits.
Hypothetical Example of Calculation of Variable Annuity Payments
Assume that on the date one month before the annuity commencement date the investment account value that is invested in the LargeCap Value Division that correlates to a plan participant is $37,592. Using the appropriate annuity conversion factor (assuming $5.88 per $1,000 applied) the investment account value provides a first monthly variable annuity payment of $221.04. To determine the amount of the second monthly payment assume that the LargeCap Value Division unit value as of the first valuation date in the preceding calendar month was $1.3712044 and the unit value as of the first valuation date in the second preceding calendar month was $1.3273110. The Annuity Change Factor is determined by dividing $1.3712044 by $1.3273110, which equals 1.0330694, and dividing the result by an amount corresponding to the amount of one increased by an assumed investment return of 4% (which for a thirty day period is 1.0032288). 1.0330694 divided by 1.0032288 results in an Annuity Change Factor for the month of 1.0297446. Applying this factor to the amount of variable annuity payment for the previous month results in a current monthly payment of $227.61 ($221.04 multiplied by 1.0297446 equals $227.61).
Flexible Income Option
Instead of variable annuity payments an owner of benefits may choose to receive income benefits under the flexible income option. Unlike variable annuity payments, payments under the flexible income option may be made from any division of the Separate Account. Under the flexible income option, the Company will pay to the owner of benefits a portion of the aggregate investment accounts on a monthly, quarterly, semi-annual or annual basis on the date or dates requested each year and continuing for a period not to exceed the life or life expectancy of the plan participant, or the joint lives or life expectancy of such plan participant and the contingent annuitant, if the contingent annuitant is the plan participant’s spouse. If the notification does not specify from which investment accounts payments are to be made, amounts will be withdrawn on a pro rata basis from all investment accounts that correlate to the plan participant. Payments will end, however, on the date no amounts remain in such accounts or the date such accounts are paid or applied in full as described below. Payments will be subject to the following:
a.     The life expectancy of the plan participant and the plan participant’s spouse, if applicable, will be determined in accordance with the life expectancy tables contained in Internal Revenue Regulation Section 1.72-9. Life expectancy will be determined as of the date on which the first payment is made. Life expectancy will be redetermined annually thereafter.
b.     Payments may begin any time after the flexible income option is requested. Payments must begin no later than the latest date permitted or required by the plan or regulation to be the owner of benefit’s annuity commencement date.
c.     Payments will be made annually, semiannually, quarterly, or monthly as requested by the owner of benefits and agreed to by the Company. The annual amount payable will be the lesser of the aggregate investment account value that correlates to the plan participant or the minimum annual amount determined in accordance with the minimum distribution rules of the Code.
d.     If the plan participant should die before the aggregate investment account value has been paid or applied in full, the remaining investment account values will be treated as benefits payable at death as described in this prospectus.
e.     “Year” for purposes of determining payments under the flexible income option means the twelve month period starting on the installment payment starting date and each corresponding twelve month period thereafter.

An owner of benefits may request a payment in excess of the minimum described above. Such payment may be equal to all or any portion of the investment accounts that correlate to the plan participant; provided, however, that if the requested payment would reduce the total value of such accounts to a total balance of less than $1,750 then such request will be a request for the total of such investment accounts.
The owner of benefits may terminate the flexible income payments by giving the Company notification (i) requesting an excess payment equal to the remaining balance of the aggregate investment account values that correlate to a plan participant, (ii) requesting that the remaining balance of the aggregate investment account values be applied to provide variable annuity payments or (iii) a combination of (i) and (ii), as long as the amount applied to provide an annuity is at least $1,750. The Company will make such excess payment on the later of (i) the date requested, or (ii) the date seven (7) calendar days after the Company receives the notification. The annuity commencement date for amounts so applied will be one month after the annuity purchase date. The annuity purchase date for amounts so applied will be the first valuation date in the month following the Company’s receipt of the notification or the first valuation date of such subsequent month as requested.
If the owner of benefits chooses the flexible income option, an additional charge $25.00 will be deducted annually on a pro rata basis from the investment accounts that correlate to the plan participant.
10. BENEFITS AVAILABLE UNDER THE CONTRACT
The following tables summarize information about the benefits available under the Contract.

Benefits Under this Contract	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Owners of benefits or beneficiaries receive a death benefit upon the death of the plan participant.	Standard	No Additional Fee	Withdrawals and negative investment performance could significantly reduce the benefit.
Flexible Income Option	Income payments from this option may be made from any division of Separate Account B.	Optional	$25 per year	Owner of benefits must provide notification of election.
Death Benefit
If a plan participant dies prior to the annuity purchase date, this Contract will provide a death benefit upon the plan participant’s death.
Death Prior to Annuity Purchase Date
If a plan participant dies prior to the annuity purchase date, the Company (upon receipt of due proof of death and any waiver or consent required by applicable state law) will pay the death benefit in accordance with the provisions of the plan. The owner of benefits may elect to either: (1) leave the assets in the Contract to the extent permitted by applicable laws; (2) receive such value as a single sum benefit; or (3) if the beneficiary is an eligible designated beneficiary, apply the investment account Values that correlate to the plan participant to purchase variable annuity payments for the beneficiary if the aggregate value of such investment accounts is at least $1,750. If the beneficiary does not provide notification to the Company within 120 days of the date the Company receives due proof of death (e.g., a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by a medical doctor who attended the deceased during his last illness), the beneficiary will be deemed a plan participant under the Contract (if allowed).
A beneficiary may elect to have all or a part of the amount available under this Contract transferred to any companion contract. Alternatively, this Contract may accept all or part of the amount available under a companion contract to establish an investment account or accounts for a beneficiary under this Contract. If the aggregate value of such investment accounts is less than $1,750, the Company may at its option pay the beneficiary the value of such accounts in lieu of all other benefits.

An election to receive variable annuity payments must be made prior to the single sum payment to the beneficiary. The amount of the death benefit is determined by the terms of the plan. If the beneficiary is an eligible designated beneficiary, annuity income will be payable as lifetime annuity income with no benefits beyond the beneficiary’s life or life expectancy. In addition, the amount of the monthly variable annuity payments must be at least $20, or the Company may at its option pay the beneficiary the value of the variable annuity reserves in lieu of all other benefits. The beneficiary’s annuity purchase date will be the first day of the calendar month specified in the election, but in no event prior to the first day of the calendar month following the date notification is received by the Company. The amount to be applied will be determined as of the annuity purchase date. The beneficiary’s annuity commencement date will be the first day of the calendar month following the annuity purchase date. The beneficiary must be a natural person in order to elect variable annuity payments. The annuity conversion rates applicable to a beneficiary shall be the annuity conversion rates the Company makes available to owners of benefits under this Contract. The beneficiary will receive a written description of the options available.
For more information on distribution options, requirements and restrictions for beneficiaries, see 14. TAXES.
Death Benefit Examples
If the beneficiary chooses to take the value as a single sum benefit, the death benefit is the account value of the plan participant. Assume:
•$100,000 is the initial investment
•No additional purchase payments, transfers, or withdrawals
•5% annual appreciation
•Current base contract charge
•No optional benefits
•No sales charges
•Maximum separate account fees
The account value at the end of each of the following years could be:
•Year 1: $101,128
•Year 3: $103,503
•Year 5: $106,043
•Year 10: $113,199
Death After Annuity Purchase Date
Upon the death of a plan participant after the annuity purchase date, no benefits will be available except as may be provided under the form of annuity selected. If provided for under the form of annuity, the owner of benefits or the beneficiary will continue receiving any remaining payments unless the owner of benefits or the beneficiary requests in writing that the commuted value of the remaining payments be paid in a single sum. If a shorter period is required by law, the Company will pay a commuted value at the end of that shorter period.
Flexible Income Option
For details about this benefit, see 9. ANNUITY PERIOD – Flexible Income Option.
11. PURCHASES AND CONTRACT VALUE

How to Buy a Contract
This Contract is no longer offered for purchase.
Contract Value
An investment account or accounts correlating to a plan participant will be established for each type of contribution and for each division of Separate Account B in which such contribution is invested. There is no guaranteed minimum Separate Account division value. The value reflects the investment experience of the selected divisions and also reflects contributions, withdrawals and the Contract expenses deducted from Separate Account B.

Investment accounts will be maintained until the investment account values are either (a) applied to effect variable annuity payments; (b) paid to the owner of benefits or the beneficiary; (c) transferred in accordance with the provisions of the Contract; or (d) cancelled to pay the recordkeeping expenses for a plan participant where termination of employment, retirement or death has occurred or for an alternate payee under a Qualified Domestic Relations Order.
Each contribution will be allocated to the division(s) designated by the notification on file with the Company and will result in a credit of units to the appropriate investment account. The number of units so credited will be determined by dividing the portion of the contributions allocated to a division by the unit value for such division for the valuation period within which the contribution was received by the Company at its home office in Des Moines, Iowa.
Unit Value
The unit value for a Contract that participates in a division of Separate Account B determines the value of an investment account consisting of contributions allocated to that division. The unit value for each division for the Contract is determined on each day on which the net asset value of its underlying mutual fund is determined. The unit value for a valuation period is determined as of the end of that period. The investment performance of the underlying mutual fund and deducted expenses affect the unit value.
For this series of contracts, the unit value for each division will be fixed at $1.00 for the valuation period in which the first amount of money is credited to the division. A division’s unit value for any later valuation period is equal to its unit value for the immediately preceding valuation period multiplied by the net investment factor (see below) for that division for this series of contracts for the later valuation period.
Net Investment Factor
Each net investment factor is the quantitative measure of the investment performance of each division of Separate Account B.
For any specified valuation period the net investment factor for a division for this series of Contracts is equal to:
a) the quotient obtained by dividing (i) the net asset value of a share of the underlying mutual fund as of the end of the valuation period, plus the per share amount of any dividend or other distribution made by the underlying mutual fund during the valuation period (less an adjustment for taxes, if any) by (ii) the net asset value of a share of the underlying mutual fund as of the end of the immediately preceding valuation period, reduced by
b) a mortality and expense risks charge, equal to a simple interest rate for the number of days within the valuation period at an annual rate of 0.42%.
The amounts derived from applying the rate specified in subparagraph b) above and the amount of any taxes referred to in subparagraph a) above will be accrued daily and will be transferred from Separate Account B at the discretion of the Company.
Hypothetical Example of Calculation of Unit Value for All Divisions Except the Money Market Division
The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an underlying mutual fund share is $14.8000; that there were no dividends or other distributions made by the underlying mutual fund and no adjustment for taxes since the last determination; that the net asset value of an underlying mutual fund share last determined was $14.7800; that the last Unit Value was $1.0185363; and that the Valuation Period was one day.
To determine the current Net Investment Factor, divide $14.8000 by $14.7800 which produces 1.0013532 and deduct from this amount the mortality and expense risks charge of 0.0000115, which is the rate for one day that is equivalent to a simple annual rate of 0.42%. The result, 1.0013417, is the current Net Investment Factor. The last Unit Value ($1.0185363) is then multiplied by the current Net Investment Factor (1.0013417) which produces a current Unit Value of $1.01990281.

Hypothetical Example of Calculation of Unit Value for the Money Market Division
The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an underlying mutual fund share is $1.0000; that a dividend of 0.0328767 cents per share was declared by the underlying mutual fund prior to calculation of the net asset value of the underlying mutual fund share and that no other distributions and no adjustment for taxes were made since the last determination; that the net asset value of an underlying mutual fund share last determined was $1.0000; that the last Unit Value was $1.0162734; and that the Valuation Period was one day.
To determine the current Net Investment Factor, add the current net asset value ($1.0000) to the amount of the dividend ($0.000328767) and divide by the last net asset value ($1.0000), which when rounded to seven places equals 1.0003288. Deduct from this amount the mortality and expense risks charge of 0.0000115 (the proportionate rate for one day based on a simple annual rate of 0.42%). The result (1.0003173) is the current Net Investment Factor. The last Unit Value ($1.0162734) is then multiplied by the current Net Investment Factor (1.0003173), resulting in a current Unit Value of $1.0165959.
Distribution of the Contract
The principal underwriter of the Contract is Principal Securities, Inc. (“PSI”), which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. PSI’s address is Principal Securities, Inc., 655 9th Street, Des Moines, IA 50392.
12. WITHDRAWALS

This section describes withdrawals under the Contract.
Withdrawals
The Contract is designed for and intended to be used for retirement plans. However, subject to any plan limitations or any reduction for vesting provided for in the plan as to amounts available, the owner of benefits may make withdrawals from the investment accounts that correlate to the applicable plan participant at any time prior to the annuity purchase date subject to any charges that may be applied.
Withdrawals from investment accounts correlating to a particular plan participant result in the redemption of units and receipt of the value of the redeemed units minus any applicable fees and charges.
The procedure for making withdrawals is as follows:
a.    The plan must allow for such withdrawals.
b.    The Company must receive a notification requesting a cash withdrawal from the owner of benefits on a form either furnished or approved by the Company. The notification must specify the amount to be withdrawn for each investment account from which withdrawals are to be made. If no specification is made, withdrawals from investment accounts will be made on a pro rata basis.
c.    If a certificate has been issued to the owner of benefits, the Company may require that any notification be accompanied by such certificate.
d.    In the case of a withdrawal of the aggregate investment account value, it will be subject to the Contract recordkeeping charge. If the aggregate investment account values are insufficient to cover the requested withdrawal and applicable charges, the amount paid will be reduced to satisfy such charges.
Any withdrawal will result in the redemption of units from each investment account from which values have been withdrawn. The number of units redeemed from an investment account will be equal to the amount withdrawn from that account divided by the unit value for the division of the Separate Account in which the account is invested for the valuation period in which the cancellation is effective. Units will also be cancelled to cover any charges assessed under (d) above.
(Note: Under the Texas Education Code, plan participants under contracts issued in connection with optional retirement programs for certain employees of Texas institutions of higher education are prohibited from making withdrawals except in the event of termination of employment, retirement or death of the plan participant.

The Code generally provides that distributions from the contracts (except those used for creditor exempt or general creditor non-qualified plans) may begin only after the plan participant attains age 59½, terminates employment, dies or becomes disabled, or in the case of deemed hardship (or, for 457 Plans, unforeseen emergencies). Withdrawals before age 59½ may involve an income tax penalty. See 14. TAXES.
Withdrawals from Separate Account B are generally paid (1) within seven calendar days after notification for such withdrawal is received by the Company at its home office, or (2) on the requested date for the withdrawal, if later. However, certain delays in payment are permitted (see 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Delay of Payments).
13. LOANS
The Company does not make loans available under this Contract.
14. TAXES
It should be recognized that the descriptions below of the federal income tax status of amounts received under the contracts are not exhaustive and do not purport to cover all situations. A tax advisor should be consulted for complete information. (For the federal tax status of the Company and Separate Account B, see “Principal Life Insurance Company Separate Account B”.)
A.    Taxes Payable by Owners of Benefits and Annuitants
The Contract offered in connection with this prospectus is used with retirement programs which receive favorable tax deferred treatment under Federal income tax law or deferred annuity contracts purchased with after tax dollars. Annuity payments or other amounts received under the Contract are subject to income tax withholding. The amounts withheld will vary among recipients depending on the tax status of the taxpayer and the type of payments from which taxes are withheld.
Contributions to Contracts used for Creditor-Exempt and General Creditor Non-Qualified Plans do not enjoy the advantages available to qualified retirement plans, but Contributions invested in Contracts used to Fund Creditor - Exempt Non-Qualified Retirement Plans may receive tax-deferred treatment of the earnings, until distributed from the Contract as retirement benefits.
1.    Tax-Deferred Annuity Plans – (Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions)
Contributions. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations, meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate contributions do not exceed the limitations prescribed by section 402(g) and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.
For 2025, an individual’s voluntary salary reduction contributions under section 403(b) are generally limited to $23,500; additional catch-up contributions up to $7,500 are permitted for those age 50 and older. Those between the ages of 60 and 63 will be eligible for a “super” catch-up of up to $11,250 in place of the $7,500 catch-up contribution, if your plan allows. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.
Taxation of Distributions. Distributions are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 ½, (2) severance from employment, (3) death, (4) disability, (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon), (6) plan termination, or (7) qualified reservist distribution.

All distributions from a section 403(b) Plan are taxed as ordinary income of the recipient in accordance with the Code and are subject to 20% income tax withholding if they are eligible rollover distributions. Distributions received before the recipient attains age 59 ½ generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) severance from employment at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions to alternate payee pursuant to a qualified domestic relations order, (6) made on account of certain levies on income or payments, (7) not in excess of tax deductible medical expenses, (8) qualified reservist distributions, (9) terminal illness distributions, (10) distribution for certain natural disaster victims (not to exceed $22,000) or (11) a qualified birth or adoption distribution (not to exceed $5,000).
Required Distributions. The Required Minimum Distribution (RMD) regulations dictate when Plan Participants must start taking payments from their 403(b). Generally, a participants must commence taking required minimum distributions from their 403(b) not later than their “Required Beginning Date.” Generally, the Required Beginning Date for the first RMD is April 1st of the year following the later of (1) the calendar year in which the participant retires and (2) the calendar year in which the participant reaches
• 70½ if you attained 70½ by December 31st, 2019
• 72 if you attained 72 by December 31st, 2022
• 73 if you attain age 72 on/after January 1st, 2023
• 75 if you attain age 74 after December 31st, 2032
Thereafter, the RMD is required no later than December 31 of each calendar year. Plan Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 72.
RMDs must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Upon the death of the Plan Participant the required minimum distribution options available to the beneficiary will depend upon their status at the time of death.
An eligible designated beneficiary must direct that payment of his/her benefits be made or started no later than December 31 of the year following the year of Plan Participant’s death with annual distributions of at least the required minimum distribution. An eligible designated beneficiary is any designated beneficiary who is (1) the Plan Participant’s spouse, (2) an individual who is no more than ten (10) years younger than the Plan Participant, (3) the Plan Participant’s minor child who has not reached age 21, (4) disabled, or (5) chronically ill. If the surviving spouse is the eligible designated beneficiary of the Contract, the surviving spouse may have additional distribution options. An eligible designated beneficiary who is Plan Participant’s minor child ceases to retain the status upon reaching majority. Upon reaching majority the entire remaining balance of the Contract must be distributed by December 31 of the year in which occurs the tenth anniversary of the minor attaining majority.
A non-eligible individual designated beneficiary must distribute the entire balance of the Contract by December 31 of the year in which occurs the tenth anniversary of Plan Participant’s death. If the Plan Participant had reached his or her Required Beginning Date prior to death, the designated beneficiary must continue taking distributions during the 10-year period at least as rapidly as under the method in effect at the date of death, and then any remaining balance must be distributed by December 31 of the year in which occurs the tenth anniversary of the Plan Participant’s death.
If the Plan Participant had not reached his or her Required Beginning Date as of his/her date of death and there is no designated beneficiary or Plan Participant’s beneficiary is not an individual, the entire balance of the Contract must be paid by December 31 of the year in which occurs the fifth anniversary of Plan Participant’s death. If the Plan Participant had attained his or her Required Beginning Date prior to death, distributions must continue at least as rapidly as under the method in effect at the date of death. A penalty tax of up to 25% will be imposed on the amount by which the required minimum distribution in any year exceeds the amount actually distributed in that year.

Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract, and the IRS has ruled that total or partial amounts transferred between section 403(b) annuity contracts and/or 403(b)(7) custodial accounts may qualify as tax-free exchanges under certain circumstances. In addition, section 403(b) of the Code permits tax-free rollovers of eligible rollover distributions from section 403(b) programs to Individual Retirement Accounts (IRAs) and eligible retirement plans. If an eligible rollover distribution is taken as a direct rollover to an IRA or other eligible retirement plans the mandatory 20% income tax withholding does not apply. However, the 20% mandatory withholding requirement does apply to an eligible rollover distribution that is not made as a direct rollover. In addition, such an indirect rollover must be completed within 60 days of receipt of the distribution.
2.    457 Plans
Contributions. Under section 457 of the Code, there are three types of 457 plans: tax exempt 457(b), governmental 457(b) and 457(f) plans, Tax exempt 457(b) plans and 457(f) plans may only be established for a select group of management or highly compensated employees and/or independent contractors.
These plans allow individuals to defer the receipt of compensation which would otherwise be presently payable and to therefore defer the payment of Federal income taxes on the amounts. For 2024, participants in a tax exempt 457(b) or a governmental 457(b) may defer both employee and employer contributions up to the 402(g) limit, $23,500. Catch up contributions of $7,500 are also allowed for governmental 457(b) plan participants age 50 and older. Those between the ages of 60 and 63 will be eligible for a “super” catch-up of up to $11,250 in place of the $7,500 catch-up contribution, if your plan allows. Special catch-up contributions rules may also apply to tax exempt 457(b) plans. The amounts which are deferred may be used by the employer to purchase the Contract. The amounts in a tax exempt 457(b) plan and a 457(f) plan are owned by the employer and are subject to the claims of the employer’s creditors. The amounts which are deferred for a governmental 457(b) plan are held for the exclusive benefit of the participants and beneficiaries.
Taxation of Distributions. For a governmental 457(b) plan, the amounts are taxable to the participant in the year they are distributed. For a tax exempt 457(b), the amounts are taxable to the participant in the year they are paid or otherwise made available. Amounts otherwise made available may be deferred in certain circumstances. For a 457(f) plan, amounts are taxable to the participant at the time there is no substantial risk of forfeiture.
Distributions Before Severance from Employment. Distributions for tax exempt 457(b) plans and governmental 457(b) plans are not permitted until severance from employment except for unforeseeable emergencies, certain de minimis withdrawals and the calendar year in which participant reaches age 73. Distributions from 457(f) plans may be allowed at certain times as allowed by a plan document.
Required Distributions. The minimum distribution requirements for tax exempt 457(b) plans and governmental 457(b) plans are generally the same as for those for qualified plans and section 403(b) plans. There are no minimum distribution requirements for 457(f) plans.
Tax Free Transfers and Rollovers. Federal income tax law permits rollovers from governmental 457(b) plans to another eligible retirement plan or IRA. Federal tax law does not permit rollovers from tax exempt 457(b) plans or 457(f) plans to any other retirement plan or IRA. Federal tax law does permit the transfer from one tax exempt 457(b) plan to another.
3.    401(a) Plans
Contributions. Under Section 401(a) of the Code, payments made by employers to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate contributions do not exceed the limitations prescribed by section 402(g), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.
For 2025, an individual’s voluntary salary reduction contributions for a 401(k) plan are generally limited to $23,500. Individuals age 50 and older may make a “catch-up” contribution of up to $7,500. Those between the ages of 60 and 63 will be eligible for a “super” catch-up of up to $11,250 in place of the $7,500 catch-up contribution, if your plan allows.

Taxation of Distributions. Distributions are restricted. These restrictions require that no distributions of employee elective salary deferrals will be permitted prior to one of the following events: (1) attainment of age 59½, (2) severance from employment, (3) death, (4) disability, (5) plan termination, or (6) for certain 401(a) Plans, hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon). In-service distributions may be permitted under various circumstances in certain plans. Please consult with the terms of your plan to determine the applicable distribution restrictions.
To the extent distributions do not represent voluntary after-tax distributions, distributions from a section 401(a) Plan are taxed as ordinary income of the recipient in accordance with the Code. Distributions received before the recipient attains age 59 ½ generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) severance from employment at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and distributions (5) to alternate payee pursuant to a qualified domestic relations order, (6) made on account of certain levies on income or payments, (7) not in excess of tax deductible medical expenses, (8) qualified reservist distributions, (9) distribution for certain natural disaster victims or (10) a qualified birth or adoption distribution (not to exceed $5,000).
Required Distributions. Generally, a participants must commence taking required minimum distributions from their 403(b) not later than their “Required Beginning Date.” Generally, the Required Beginning Date for the first RMD is April 1st of the year following the later of (1) the calendar year in which the participant retires* and (2) the calendar year in which the participant reaches
• 70½ if you attained 70½ by December 31st, 2019
• 72 if you attained 72 by December 31st, 2022
• 73 if you attain age 72 on/after January 1st, 2023
• 75 if you attain age 74 after December 31st, 2032
*For participants who are 5% or greater owners the Required Beginning Date is determined without regard to whether the 5% or greater owner has retired.
Thereafter, the RMD is required no later than December 31 of each calendar year.
Following the death of the Plan Participant, the distribution requirements are generally the same as those described with respect to 403(b) Plans. A penalty tax of 25% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year. Please consult with the terms of your plan to determine the applicable distribution requirements for your plan.
Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract. Distributions from a 401(a) Plan may also be transferred to an IRA or other eligible retirement plan. If an eligible rollover distribution is taken as a direct rollover to an IRA or other eligible retirement plans the mandatory 20% income tax withholding does not apply. However, the 20% mandatory withholding requirement does apply to an eligible rollover distribution that is not made as a direct rollover. In addition, such an indirect rollover must be completed within 60 days of receipt of the distribution.
4.    Creditor-Exempt Non-Qualified Plans
Certain employers may establish Creditor-Exempt Non-Qualified Plans. Under such Plans the employer formally funds the Plan either by purchasing an annuity contract or by transferring funds on behalf of Plan Participants to a trust established for the benefit of such Plan Participants with a direction to the trustee to use the funds to purchase an annuity contract.
The Trustee is the Contractholder and is considered the nominal owner of the Contract. Each Plan Participant as a Trust beneficiary is an Owner of Benefits under the Contract and is treated as the owner for income tax purposes.
Taxation of Contract Earnings. Since each Plan Participant for income tax purposes is considered the owner of the Investment Account or Accounts which correlate to such Participant, any increase in a Participant’s Investment Account Value resulting from the investment performance of the Contract is not taxable to the Plan Participant until received by such Plan Participant.

Contributions. Payments made by the employer to the Trust on behalf of a Plan Participant are currently includible in the Plan Participant’s gross income as additional compensation and, if such payments coupled with the Plan Participant’s other compensation is reasonable in amount, such payments are currently deductible as compensation by the Employer.
Taxation of Distributions. In general, partial redemptions from an Investment Account that are not received by a Plan Participant as an annuity under the Contract allocated to post-August 13, 1982 Contributions under a preexisting Contract are taxed as ordinary income to the extent of the accumulated income or gain under the Contract. Partial redemptions from a contract that are allocated to pre-August 14, 1982 Contributions under a preexisting Contract are taxed only after the Plan Participant has received all of the “investment in the contract” (Contributions less any amounts previously received and excluded from gross income).
In the case of a complete redemption of an Investment Account under the Contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Plan Participant’s investment in the contract.
If a Plan Participant purchases two or more contracts from the Company (or an affiliated company) within any calendar year after October 21, 1988, those contracts are treated as a single contract for purposes of measuring the income on a partial redemption or complete surrender.
When payments are received as an annuity, the Plan Participant’s investment in the Contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who commence receiving annuity payments on or after January 1, 1987, can exclude from income only their unrecovered investment in the Contract. Where such individuals die before they have recovered their entire investment in the contract on a tax-free basis, they may be entitled to a deduction of the unrecovered amount on their final tax return.
In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before the Plan Participant attains age 59½ under the Contract, unless the distribution is; (1) made to a Beneficiary on or after death of the Plan Participant, (2) made upon the disability of the Plan Participant; (3) part of a series of substantially equal periodic payments for the life or life expectancy of the Plan Participant or the Plan Participant and Beneficiary; (4) made under an immediate annuity contract, or (5) allocable to Contributions made prior to August 14, 1982.
Required Distributions. The Code does not require a Plan Participant under a Creditor-Exempt Non-Qualified Plan to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the Contract must be fully distributed within five years or, if distributions to a designated beneficiary under the Contract commence within one year of the Plan Participant’s death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary’s life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant’s death, distributions must continue at least as rapidly as under the method in effect at the date of death.
Tax-Free Exchanges. Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction if the same owner is on each contract in the exchange, but is reportable to the IRS. Transferring Investment Account Values from this contract to a Companion Contract would fall within the provisions of Section 1035 of the Code.
5.    General Creditor Non-Qualified Plans
Contributions. Private taxable employers may establish informally financed, General Creditor Non-Qualified Plans for a select group of management or highly compensated employees and/or independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1989, and not subsequently modified, are subject to the rules discussed below.

Informally financed General Creditor Non-Qualified Plans represent a bare contractual promise on the part of the employer to pay wages at some future time. The Contract used to informally finance the employer’s obligation is owned by the employer and is subject to the claims of the employer’s creditors. The Plan Participant has no present right or vested interest in the Contract and is only entitled to payment in accordance with Plan provisions. If the Employer who is the Contractholder is not a natural person, the Contract does not receive tax-deferred treatment afforded other Contractholders under the Code.
Taxation of Distributions. Amounts received by an individual from a General Creditor Non-Qualified Plan are includible in the employee’s gross income for the taxable year in which such amounts are paid or otherwise made available. Such amounts are deductible by the employer when made taxable to the individual.
B.    Fund Diversification
Separate Account investments must be adequately diversified in order for the increase in the value of Creditor-Exempt Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to Creditor-Exempt Non-Qualified Contractholders.
The investment opportunities of the mutual fund could conceivably be limited by adhering to the above diversification requirements. This would affect all Contractholders, including those owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.
15. LEGAL PROCEEDINGS
There are no legal proceedings pending for which the following would be adversely affected in a material way: Separate Account B; the Company; or the principal underwriter.
16. FINANCIAL STATEMENTS
The financial statements of Principal Life Insurance Company, that are incorporated in the SAI, should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment the performance of the assets held in Separate Account B.
17. ADDITIONAL INFORMATION ABOUT THE CONTRACT
The Contract
The entire Contract is made up of the Contract, amendments, riders and endorsements. Only the Company’s corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.
The terms of a Contract may be changed at any time by written agreement between the Company and the contractholder without the consent of any plan participant, owner of benefits, beneficiary, or contingent annuitant. However, except as required by law or regulation, no such change shall apply to variable annuities that were in the course of payment prior to the effective date of the change. The Company will notify any contractholder affected by any change under this paragraph.
The Company may unilaterally change the Contract at any time, including retroactive changes, in order to meet the requirements of any law or regulation issued by any governmental agency to which the Company is subject. In addition, the Company may, on 60-days prior notice to the contractholder, unilaterally change the basis for determining investment account values, the net investment factors, the annuity purchase rates and the annuity change factors; the guaranteed annuity conversion rates; the provisions with respect to transfers to or from a companion contract or between investment accounts; and the Contract recordkeeping expense.
However, no amendment or change will apply to annuities in the course of payment except to the extent necessary to meet the requirements of any law or regulation issued by any governmental agency to which the Company is subject. In addition, no change on the guaranteed annuity conversion rates will be effective for any current plan participant if the effect of such amendment or change would be less favorable to the owner of benefits. Also, any change in the

Contract recordkeeping expense will not take effect as to any investment accounts to be transferred to an alternate funding agent if, prior to the date of the amendment or change is to take effect, the Company receives a written request from the contractholder for payment of all such investment account values to the alternate funding agent and such request is not revoked.
Furthermore, the Company may, on 60-days notice to the contractholder, unilaterally change the mortality and expense risks charge provided that (a) the charge shall in no event exceed 1.25%, (b) the charge shall not be changed more frequently than once in any one year period and (c) no change shall apply to annuities that were in the course of payment prior to the effective date of the change.
Delay of Payments and Transfers
Withdrawals are generally disbursed and transfers generally made within seven calendar days after we receive the owner of benefits’ notification for a withdrawal or transfer in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount after notification of a withdrawal request, death, annuity payments or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).
The right to sell shares may be suspended during any period when:
•trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or
•an emergency exists, as determined by the SEC, as a result of which:
•disposal by a mutual fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If payments are delayed, the withdrawal or transfer will be processed on the first valuation date following the expiration of the permitted delay unless we receive your written instructions to cancel the withdrawal or transfer. The written instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days following the expiration of a permitted delay. The Company will notify the contractholder of any delay exceeding 30 days.
Assignment
No benefits in the course of payment under a Contract used to fund a TDA Plan, 401(a) Plan, governmental 457(b) Plan or creditor-exempt non-qualified plan are assignable by any owner of benefits, plan participant, beneficiary or contingent annuitant and all such benefits under such Contracts, shall be exempt from the claims of creditors to the maximum extent permitted by law. Benefits in the course of payment for Contracts used to fund tax exempt 457(b) Plans, 457(f) Plans and general creditor non-qualified plans are assignable only by the contractholder and such benefits are subject to the claims of the contractholder’s general creditors.
Investment account values that correlate to a plan participant are non-forfeitable by the owner of benefits; provided, however, if the plan specifically so provides, investment account values that correlate to a plan participant shall be reduced to the extent required by the vesting provisions of the plan as of the date the Company receives notification of the event requiring the reduction.
Telephone and Internet Services
If the owner of benefits elects telephone services, instructions for the following transactions may be given to us via the telephone:
•make contribution allocation changes; and
•make transfers between investment accounts.
Neither the Company nor Separate Account B is responsible for the authenticity of telephone service (or internet, if applicable) transaction requests. We reserve the right to refuse telephone service or internet transaction requests. The owner of benefits is liable for a loss resulting from a fraudulent telephone (or internet, if applicable) order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service and internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (for example, name, address, security phrase, password, daytime telephone number, or birth date) and sending written confirmation to the owner of benefits’ address of record.

Instructions received via our telephone services and/or the internet are binding on the owner of benefits.
We reserve the right to modify or terminate telephone service (or internet, if applicable) transaction procedures at any time. Whenever reasonably feasible, we will provide the contractholder with prior notice (by mail or by email, if previously authorized) if we modify or terminate telephone service transaction procedures. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service transaction procedures; however, any modification or termination will apply to all contractholders and owners of benefits in a non-discriminatory fashion.
If the owner of benefits elects telephone privileges, instructions:
•may be given by calling us at 1-800-547-7754 while we are open for business (generally, between 8 a.m. and 6 p.m. Eastern Time on any day that the NYSE is open).
•that are in good order and received by us before the close of a valuation period will receive the price next determined (the value as of the close of that valuation period).
•that are in good order and received by us after the close of a valuation period will receive the price next determined (the value as of the close of the next valuation period).
Plan participants may obtain daily account information, investment information and counselor assistance by calling the toll free number.
Important Information About Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies for a Contract. When you apply for a Contract, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of an original purchase, the Contract will be terminated and any value redeemed in accordance with normal redemption procedures. We will not suspend an owner of benefits’ right of full redemption or postpone the date of payment upon redemption except as permitted by Section 22(e) of the Investment Company Act of 1940 or as amended.
We do not knowingly sell annuities that are for the benefit of a business/organization that is illegal under federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Performance Calculation
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the hypothetical performance of its divisions for this Contract as if the Contract had been issued on or after the date the underlying mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.
The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.

From time to time Separate Account B advertises its Money Market division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of the assumed reinvestment.
In addition, from time to time, the Separate Account may advertise its “yield” for the Bond & Mortgage Securities Division and Government High Quality Bond Division for these Contracts. The “yield” of the Divisions is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period.
Separate Account B also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value.
The Underlying Mutual Funds
The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account.
We purchase and sell shares of the underlying mutual fund for Separate Account B at their net asset value. Shares represent interests in the underlying mutual fund available for investment by Separate Account B. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.
The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies and/or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly available mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly available mutual fund.
Legal Opinions
Legal matters applicable to the issue and sale of the Contract, including our right to issue the Contract under Iowa Insurance Law, have been passed upon by Doug Hodgson, Counsel.
Other Variable Annuity Contracts
The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.
Householding
To avoid sending duplicate copies of materials to owners, only one copy of the applicable prospectus will be mailed to contractholders having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses will be sent to you within thirty (30) days after we receive your request to stop householding.
Payments to Financial Intermediaries
The Company paid compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consisted of commissions on purchase payments made on the Contract.

Conflicts of Interest Related to Underlying Mutual Funds
Compensation and Underlying Mutual Fund Selection
When selecting the underlying mutual funds, we consider each such fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the underlying mutual funds, their advisers, sub-advisers, or their distributors, which can be significant. Additionally, we offer certain underlying mutual funds at least in part because they are managed by an affiliate.
Compensation We Receive from Underlying Mutual Funds
The Company and certain of our affiliates receive compensation from certain underlying mutual funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of an underlying mutual fund’s assets and is as much as 0.25% of the average net assets of an underlying mutual fund that are attributable to the variable insurance products issued by us and our affiliates that offer the particular fund (the Company’s variable contracts). An investment in an underlying mutual fund with a 12b-1 fee will increase the cost of your investment.
Compensation We Receive from Underlying Mutual Fund Advisors
We and certain of our affiliates also receive compensation from the advisers and sub-advisers to some of the underlying mutual funds. We use this compensation for such purposes as paying expenses that we incur in promoting, issuing, distributing and administering the Contract and providing services on behalf of the underlying mutual funds in our role as intermediary. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation. Such compensation is not reflected in an underlying mutual fund's expenses in cases where it is not paid directly out of such fund’s assets or, if it is derived, in whole or in part, from the advisory fee deducted from fund assets. Owners, through their indirect investment in the underlying mutual funds, bear the costs of these advisory fees.
Other Conflicts of Interest
The underlying mutual funds are available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of the Company. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the underlying mutual funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the underlying mutual funds involved in the conflict or substituting shares of other funds.
Mutual Fund Diversification
The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establish standards of diversification for the investments underlying mutual funds available under this Contract. Separate account investments must be adequately diversified in order for the increase in the value of creditor-exempt non-qualified contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to creditor-exempt non-qualified contract holders.
The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all contractholders, including those of contracts for which diversification is not a requirement for tax-deferred treatment.

State Regulation
The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Iowa Insurance Division. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior contract year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.
In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.
Independent Registered Public Accounting Firm
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are incorporated in the SAI. Those statements and related schedules have been audited by Ernst & Young, LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, IA 50309, for the periods indicated in their reports that also appear in the SAI.
Surplus Distribution at Sole Discretion of the Company
It is not anticipated that any divisible surplus will ever be distributable to the Contract in the future because the Contract is not expected to result in a contribution to the divisible surplus of the Company. However, if any distribution of divisible surplus is made, it will be made to investment accounts in the form of additional units.

18. REGISTRATION STATEMENT AND SAI

This prospectus (Part A of the registration statement) omits some information contained in the Statement of Additional Information (the “SAI”) (Part B of the registration statement) and Part C of the registration statement, which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus.
The SAI includes additional information about the Company and is available, without charge, upon request. To obtain a copy of the SAI free of charge, contact your financial professional or write or telephone:

Principal Securities, Inc.
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

You also may obtain a free copy of the SAI by writing to Premier Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382. The SAI and other information also are available on the Company’s website (www.principal.com) or by email request (annuityinternet@principal.com). You can also visit the SEC’s website at www.sec.gov, which contains the SAI and other reports. Lastly, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The name of the Contract is Premier Variable Annuity. The registration numbers for the Contract are 033-44670 and 811-02091.

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of investment options available under the Contract. To obtain underlying mutual fund statutory and summary prospectuses, you can visit www.principal.com/premierVAReport, call 1-800-852-4450, or send a request to annuityinternet@principal.com.
The expense and performance information below reflects fees and expenses of the underlying mutual funds but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Asset Allocation	Principal VCF Diversified Balanced Account (2) – Class 1 Principal Global Investors, LLC	0.23%	9.86%	6.03%	6.27%
Asset Allocation	Principal VCF Strategic Asset Management (“SAM”) Portfolios (2) – Balanced Portfolio – Class 1 Principal Global Investors, LLC	0.70%	12.62%	6.75%	6.79%
Diversified Emerging Markets	Principal VCF Global Emerging Markets Account – Class 1 Principal Global Investors, LLC	1.14%	6.51%	2.14%	3.21%
Foreign Large Blend	Principal VCF Diversified International Account – Class 1 Principal Global Investors, LLC	0.85%	4.71%	4.64%	5.06%
Intermediate Government	Principal VCF Government & High Quality Bond Account – Class 1 Principal Global Investors, LLC	0.50%	0.62%	(1.18)%	0.57%
Intermediate-Term Bond	Principal VCF Core Plus Bond Account – Class 1 Principal Global Investors, LLC	0.49%	0.90%	(0.09)%	1.58%
Large Blend	Principal VCF LargeCap S&P 500 Index Account – Class 1 Principal Global Investors, LLC	0.20%	24.74%	14.23%	12.80%
Large Growth	Principal VCF LargeCap Growth Account I (4) – Class 1 Principal Global Investors, LLC/Brown Advisory, LLC & T. Rowe Price Associates, Inc.	0.67%	25.14%	13.93%	14.63%
Large Value	Principal VCF Equity Income Account – Class 1 Principal Global Investors, LLC	0.48%	15.50%	8.43%	9.48%
Mid-Cap Growth	Principal VCF MidCap Account (3) – Class 1 Principal Global Investors, LLC	0.53%	20.27%	11.65%	12.57%
Appendix A - Investment Options Available    40
Under the Contract

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Money Market	Fidelity VIP Government Money Market Portfolio (1) – Initial Class Fidelity Management & Research Company	0.25%	5.10%	2.33%	1.62%
Real Estate	Principal VCF Real Estate Securities Account – Class 1 Principal Real Estate Investors, LLC	0.79%	5.59%	3.90%	6.25%
Small Blend	Principal VCF SmallCap Account – Class 1 Principal Global Investors, LLC	0.84%	6.99%	7.57%	8.03%

(1)    All references to the Money Market Division in this prospectus will mean the Fidelity VIP Government Money Market Division.
(2)    This underlying mutual fund is a fund of funds. The fund of funds expenses may be higher than other fund types because the expenses of the selected fund include the expenses of the funds it holds.
(3)    Effective August 16, 2013, the MidCap account is no longer available to customers with an application signature date on or after August 16, 2013. Beginning June 6, 2020, available to all investors regardless of application date.
(4)    This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the underlying mutual fund’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
Appendix A - Investment Options Available    41
Under the Contract

APPENDIX B

RECORDKEEPING AND OTHER EXPENSES

The Contract provides for recordkeeping and other services and fees described below as well as a separate Service Expense Agreement which allows Contractholders to choose, in their sole discretion, a customized Plan-level service package and charges.
A.    Recordkeeping Expense
The Contractholder must also pay a recordkeeping expense. The quarterly recordkeeping expense is one-fourth of the charge determined from the table below. The amount of the charge is determined at the end of each quarter based upon the number of Plan Participants, both active and inactive, for whom there are Investment Accounts under the Contract at the end of the quarter.

Plan Participants	Annual Expense (Benefit Report Sent to the Contractholder)
1 - 25	$2,250
26 - 49	$34 per Plan Participant + $1,366
50 - 99	$31 per Plan Participant + $1,516
100 - 299	$28 per Plan Participant + $1,816
300 - 499	$23 per Plan Participant + $3,316
500 - 999	$19 per Plan Participant + $5,316
1,000 - 2,499	$14 per Plan Participant + $10,316
2,500 - 4,999	$12 per Plan Participant + $15,316
5,000 and over	$10 per Plan Participant + $25,316

Example:    Assume 600 Plan Participants with Benefit Reports sent to the Contractholder: The expense is $16,716 [600 x $19 = $11,400+ $5,316 = $16,716] ÷ 4 = $4,179. This would be $6.96 per Plan Participant, per quarter

The recordkeeping expense is increased by $3 per Plan Participant if benefit reports are mailed directly to Plan Participants’ homes.

If, instead of quarterly benefit reports, the Company provides such reports annually, the recordkeeping expense is reduced by 9%. Similarly, if such reports are provided semi-annually, the recordkeeping expense is reduced by 6%. If such reports are provided on a monthly basis, the recordkeeping expense is increased by 24%.

If the Company performs more (or less) than one 401(k) & 401(m) non-discrimination test in a Deposit Year, the recordkeeping expense is increased (reduced) by 3% for each additional test performed (or test not performed).

The recordkeeping expense is increased by 10% if Plan Contributions are not reported in the Company’s standard format by modem.

A charge of $15 is made to the account of plan participants who make investment changes/transfers using paper rather than our toll-free number (1-800-547-7754).

The recordkeeping expense for an employer with both a non-qualified plan in the contract offered under this prospectus and a 401(k) plan in a contract will be determined at the point in scale reached under the 401(k) plan.

If the initial Deposit Year is less than twelve months, an adjustment will be made in the amount of the charge so that the full amount of the annual charge per Plan Participant will be assessed during the year.

If all Investment Accounts attributable to a Plan Participant are canceled during the Deposit Year as a result of a withdrawal, the unassessed portion of the full annual charge attributable to the Plan Participant will be charged.
Appendix B - Recordkeeping and Other Expenses    42

If the Company provides recordkeeping services for Plan assets not allocated to the Contract or an Associated or Companion Contract (“Outside Assets”), the Contractholder must pay an Outside Asset recordkeeping expense. The annual charge is calculated based upon the following table.

Number of Plan Participants With Outside Accounts During the Quarter	Outside Asset Annual Recordkeeping Expense
1 - 25	$1,000 minimum
26 - 49	$15.30 per member + $614.70
50 - 99	$13.95 per member + $682.20
100 - 299	$12.60 per member+ $817.20
300 - 499	$10.35 per member + $1,492.20
500 - 999	$8.55 per member+ $2,392.20
1,000 - 2,499	$6.30 per member + $4,642.20
2,500 - 4,999	$5.40 per member + $6,892.20
5,000 and over	$4.50 per member + $11,392.20

The charge calculated in accordance with the above table will be increased by 15% for the second and each additional Outside Asset for which the Company provides recordkeeping services. One-fourth of the annual Outside Asset Recordkeeping Charge will be billed on a quarterly basis. This charge does not apply if the Outside Assets which correlate to the Plan Participant consist solely of shares of mutual funds for which a subsidiary of the Company serves as investment adviser.

The Contractholder may elect to have the recordkeeping expense attributable to investments in this Contract which correlate to inactive Plan Participants deducted from the Investment Account Values of such Plan Participants. The portion of the charge attributable to a Plan Participant will be allocated to his or her Investment Account in proportion to their relative value.

B.    Location Fee

Contractholders may request the Company to provide services to groups of employees at multiple locations. If the Company agrees to provide such services, the Contractholder will be charged $150 on a quarterly basis for each additional employee group or location.

C.    Flexible Income Option Charge

An additional charge of $25 annually will be made for any Plan Participant receiving benefits under the Flexible Income Option. The charge is added to the portion of the recordkeeping expense attributable to such Plan Participants. If a Plan Participant is receiving benefits under the Flexible Income Option from a Companion Contract to which a Flexible Income Option Charge applies, the charge will not apply to the contract.

D.    Documentation Expense

The Company provides a sample Plan document and summary plan descriptions to the Contractholder. The Contractholder will pay $300 if the Contractholder uses a Principal Standard Plan. If the Company provides a sample custom-written Plan, the Contractholder will pay $1000 for the initial Plan or for any restatement thereof, $500 for any amendments thereto, and $500 for standard summary plan description booklets. If the Contractholder adopts a Plan other than one provided by the Company, a Minimum $100 charge will be made for summary plan description booklets requested by the Contractholder, if any.
Appendix B - Recordkeeping and Other Expenses    43

PART C
OTHER INFORMATION

Item 27.    Exhibits

Unless otherwise noted, documents containing Accession Numbers below have previously been filed with the Securities and Exchange Commission and are incorporated herein by reference.

(a)	Resolution of Board of Directors of the Depositor - Filed with the Commission on 03/01/1996. This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(b)	Custodian Agreements - N/A

(c)	Underwriting Contracts
	(1)	Distribution Agreement - Filed with the Commission on 03/01/1996. This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.
	(2)	Selling Agreement - Filed with the Commission on 03/01/1996. This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(d)	Contracts
	(1)	Form of Variable Annuity Contract - Filed with the Commission on 12/16/1997. This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.
	(2)	Form of Variable Annuity Contract Endorsement - Filed with the Commission on 12/16/1997. This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.
	(3)	Form of Variable Annuity Contract Rider - Filed with the Commission on 12/16/1997. This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(e)	Applications
	(1)	Form of Variable Annuity Application - Filed with the Commission on 10/23/1997. This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(f)	Depositor's Certificate of Incorporation and By-laws
	(1)	Articles of Incorporation of the Depositor - Filed with the Commission on 03/01/1996. This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.
	(2)	Bylaws of Depositor - Filed with the Commission on 03/01/1996. This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(g)	Reinsurance Contracts
The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)	Participation Agreements
1. Principal Variable Contracts Funds, Inc.
	(a)	Participation Agreement dated 01/05/2007 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(b)	Participation Agreement Amendment No. 1 dated 06/01/2007 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(c)	Participation Agreement Amendment No. 2 dated 01/01/2010 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(d)	Participation Agreement Amendment No. 3 (letter) dated 06/17/2010 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(e)	Participation Agreement Amendment No. 4 and Joinder dated 11/01/2011 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(f)	Participation Agreement Amendment No. 5 dated 02/09/2015 (filed with the Commission on 04/30/2015 Accession No. 0000009713-15-000054)
	(h)	Participation Agreement Amendment No. 6 dated 08/10/2016 (filed with the Commission on 04/28/2017 Accession No. 0000009713-17-000046)
	(i)	Rule 12b-1 Compensation Letter dated 12/30/2009 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)

(j)	Amendment to Rule 12b-1 Compensation Letter dated 11/09/2011 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
(k)	Rule 22c-2 Agreement dated 04/16/2007 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
(l)	Rule 22c-2 Agreement Amendment No. 1 and Joinder dated 11/01/2011 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)

(i)	Administrative Contracts - N/A

(j)	Other Material Contracts - N/A

(k)	Legal Opinion - Filed as Ex-99.(B)(9) on 04/28/2020 (Accession No. 0000009713-20-000042)

(l)	Other Opinions
(1) Consent of Ernst & Young LLP *
(2)
Powers of Attorney - Filed as Ex-99.(10B) on 04/27/2018 Accession No. 0000009713-18-000048), filed as Ex-99.(B)(10b) on 04/28/2020 (Accession No. 0000009713-20-000042) for J. S. Auerbach, filed as Ex-99.(B)(10)(B) on 04/29/2021 (Accession No. 0000009713-21-000077) for M. E. Beams, C. S. Richer and A. Rivera, filed as Ex-99(L)(2) on 04/28/2022 (Accession No. 0000009713-22-000069) for C. Muruzabal and filed as Ex-99(L)(2) on 04/27/2023 (Accession No. 0000009713-23-000053) for H. E. Mitchell and filed herein for D. J. Houston*.

(3) Opinion of Counsel *

(m)	Omitted Financial Statements - N/A

* Filed herein
** To be filed by Amendment.

Item 28. Officers and Directors of the Depositor
Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:
DIRECTORS:

Name and Principal Business Address	Positions and Offices
JONATHAN S. AUERBACH 3 Penon Peak Trail Carmel, CA 93923	Director Member, Finance and Human Resources Committees
MARY E. BEAMS 20 Green Lane Weston, MA 02493	Director Member, Audit and Finance Committees
JOCELYN CARTER-MILLER 8701 Banyan Court Tamarac, FL 33321	Director Chair, Human Resources Committee Member, Executive, Nominating and Governance Committee
ROGER C. HOCHSCHILD 682 Ardsley Road Winnetka, IL 60093	Director Chair, Nominating and Governance Committee Member, Human Resources Committee
DANIEL J. HOUSTON Principal Financial Group Des Moines, IA 50392	Director Chairman of the Board and Chair, Executive Committee Principal Life: Executive Chairman
SCOTT M. MILLS BET Media Group 1515 Broadway, 22nd Floor New York, NY 10036	Director Member, Audit, Executive and Nominating and Governance Committees
H. ELIZABETH MITCHELL 107 West 89th Street, Apt. 2B New York, NY 10024	Director Member, Audit and Nominating and Governance Committees
CLAUDIO MURUZABAL 791 Crandon Boulevard, #1508 Key Biscayne, FL 33149	Director Member, Human Resources and Nominating and Governance Committees
DIANE C. NORDIN 140 Monument Street Concord, MA 01742	Director Chair, Audit Committee Member, Finance Committee
BLAIR C. PICKERELL Lower House 1 29 Mt. Kellett Road The Peak Hong Kong	Director Member, Finance and Human Resources Committees
CLARE S. RICHER 169 Marlborough St. Apt 1 Boston, MA 02116	Director Chair, Finance Committee Member, Human Resources and Executive Committees
ALFREDO RIVERA Condominio Lomas del Valle Flats 21, Torre A, Apt. 7 Pozos de Santa Ana San Jose, Costa Rica 10903	Director Member, Audit and Finance Committees
DEANNA D. STRABLE Principal Financial Group Des Moines, IA 50392	Director Member, Executive Committee Principal Life: President and Chief Executive Officer

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
VIVEK AGRAWAL(1)	Executive Vice President and Chief Growth Officer
KAMAL BHATIA(1)	President and Chief Executive Officer - Principal Asset Management
J. SCOTT BOYD(1)	Senior Vice President - Retirement Distribution
WEE YEE (THOMAS) CHEONG(3)	Executive Vice President, Principal Asia
LISA M. COULSON(1)	Senior Vice President and Chief Human Resources Officer
NOREEN M. FIERRO(1)	Senior Vice President and Enterprise Chief Ethics and Compliance Officer
AMY C. FRIEDRICH(1)	President Benefits and Protection
GINA L. GRAHAM(1)	Vice President and Treasurer
TERESA M. HASSARA(1)	Senior Vice President - WSRS
TIMOTHY A. HILL(1)	Senior Executive Managing Director - US & Europe Client Group, Principal Asset Management
KARA M. HOOGENSEN(1)	Senior Vice President, Benefits and Protection - Head of Workplace Benefits
KATHLEEN B. KAY(1)	Executive Vice President and Chief Information Officer & PGS
NATALIE LAMARQUE(1)	Executive Vice President, General Counsel and Secretary
CHRISTOPHER J. LITTLEFIELD(1)	President - Retirement and Income Solutions
KENNETH A. MCCULLUM(1)	Executive Vice President - Chief Risk Officer and General Account
CHRISTOPHER D. PAYNE(1)	Senior Vice President, Government Relations
JOEL M. PITZ(1)	Interim CFO
SRINIVAS D. REDDY(1)	Senior Vice President - Retirement and Income Solutions
NATHAN P. SCHELHAAS(1)	Senior Vice President, Benefits and Protection - Head of Business Owner Segment
ELLEN W. SHUMWAY(1)	Senior Executive Managing Director - Global Head of Product & Marketing, Principal Asset Management
PABLO SPRENGER(2)	Executive Vice President, Principal Latin America
BETHANY A. WOOD(1)	Executive Vice President and Chief Marketing Officer

(1) 711 High Street
Des Moines, IA 50392

(2) Av Apoquindo 3600
Piso 10
Santiago, Chile

(3) 29/F, Sun Hung Kai Centre
30 Harbour Road
Hong Kong SAR China

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. Registrant supports benefits payable under Depositor's variable annuity contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.
The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2024 appears below:
None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
(December 31, 2024)

	Organized in	% Owned
PRINCIPAL FINANCIAL GROUP, INC.	Delaware	Publicly Held
→ Principal Financial Services, Inc.*#	Iowa	100
→ CCB Pension Management, Co. Ltd.	China	17.64
→ PFG DO Brasil LTDA*#	Brazil	100
→ Brasilprev Seguros E Previdencia S.A.*	Brazil	50
→ Principal Global Investors Participacoes, LTDA*#	Brazil	100
→ Claritas Investments LTD*#	Cayman Islands	100
→ Claritas Administracao de Recursos LTDA*#	Brazil	100
→ PFG Do Brasil 2 Participacoes LTDA*#	Brazil	100
→ Ciclic Corretora de Seguros S.A.*#	Brazil	50.01
→ Principal International, LLC.*#	Iowa	100
→ Principal International (Asia) Limited*#	Hong Kong	100
→ Principal Asia Pacific Investment Consulting (Beijing) Limited*#	China	100
→ Principal International (South Asia) SDN, BHD*#	Malaysia	100
→ Principal Nominee Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Company (Asia) Limited*#	Hong Kong	100
→ Principal Trust Company (Hong Kong) Limited*	Hong Kong	100
→ Principal Insurance Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Berhad*	Malaysia	60
→ CIMB Wealth Advisors Berhad*	Malaysia	100
→ PT Principal Asset Management	Indonesia	100
→ Principal Asset Management (S) PTE LTD*#	Singapore	100
→ Principal Asset Management Company Limited*	Thailand	100
→ PT Principal International Indonesia*	Indonesia	100
→ Principal Trust Company (Asia) Limited*#	Hong Kong	100
→ Principal Investment & Retirement Services Limited*#	Hong Kong	100
→ Principal Consulting (India) Private Limited*#	India	100
→ Principal Bermuda Holding, LLC	Delaware	100
→ Principal Financial Services (Bermuda) Ltd.	Bermuda	100
→ Principal Global Investors Holding Company, LLC*#	Delaware	100
→ Principal Global Financial Services (Europe) II LTD*#	United Kingdom	100
→ Principal Global Investors (Europe) Limited*	Wales/United Kingdom	100
→ Principal Global Investors (Switzerland) GMBH*	Switzerland	100
→ Principal Global Investors (Ireland) Limited*#	Ireland	100
→ PGI Origin Holding Company LTD*#<	Wales/United Kingdom	100
→ Origin Asset Management LLP*#<	Wales/United Kingdom	94.14
→ Principal Corporate Secretarial Services Limited	Wales/United Kingdom	100
→ Principal Real Estate Europe Limited	Wales/United Kingdom	100
→ Principal Real Estate Limited	Wales/United Kingdom	100
→ Principal Real Estate B.V.	Netherlands	100
→ Principal Real Estate GmbH	Germany	100
→ PD Frankfurt GmbH mbH	Germany	94.9
→ Principal Real Estate S.á.r.l.	Luxembourg	100
→ Principal Real Estate SAS	France	100

→ Principal Real Estate S.L.U.	Spain	100
→ Principal Real Estate Spezialfondsgesellschaft mbH	Germany	94.9
→ Principal Global Investors (Singapore) Limited*#	Singapore	100
→ Principal Real Asset Investments Private Fund Management (Beijing) Co., Ltd.	China	50
→ Principal Private Fund Management (Shanghai) Co., Ltd.	China	100
→ Principal Global Investors (Hong Kong) Limited*#	Hong Kong	100
→ Principal Global Investors Holding Company (US), LLC*#	Delaware	100
→ Spectrum Asset Management, Inc.*#<	Connecticut	100
→ SAMI Brokerage LLC	Connecticut	100
→ Post Advisory Group, LLC*#<	Delaware	74.64
→ Principal Commercial Funding, LLC*#<	Delaware	100
→ Principal Global Investors, LLC*#<	Delaware	100
→ Principal Real Estate Investors, LLC*#	Delaware	100
→ Principal Global Investors Trust Company*#	Oregon	100
→ Principal Shareholder Services, Inc.*#	Washington	100
→ Principal Funds Distributor, Inc.*#	Washington	100
→ Principal Islamic Asset Management SDN. BHD*#	Malaysia	60
→ Principal Financial Group (Mauritius) LTD*#	Mauritius	100
→ Principal Life Insurance Company+#	Iowa	100
→ Principal Reinsurance Company of Delaware*#<	Delaware	100
→ Principal Reinsurance Company of Delaware II*#<	Delaware	100
→ Principal Real Estate Holding Company, LLC*#<	Delaware	100
→ GAVI PREHC HC, LLC*#<	Delaware	100
→ Principal Development Investors, LLC*#<	Delaware	100
→ Principal Real Estate Fund Investors, LLC*#<	Delaware	100
→ Principal Holding Company, LLC*#<	Iowa	100
→ Petula Associates, LLC*<	Iowa	100
→ Principal Real Estate Portfolio, Inc.*#<	Delaware	100
→ GAVI PREPI HC, LLC*#<	Delaware	100
→ Petula Prolix Development Company, LLC*#<	Iowa	100
→ Principal Commercial Acceptance, LLC*#<	Delaware	100
→ Principal Generation Plant, LLC*#<	Delaware	100
→ Principal Bank*#<	Iowa	100
→ Principal Advised Services, LLC	Delaware	100
→ Principal Workplace Ventures, LLC	Delaware	100
→ Equity FC, LTD*#<	Iowa	100
→ Principal Dental Services, Inc.*#<	Arizona	100
→ Employers Dental Services, Inc.*#<	Arizona	100
→ First Dental Health*#<	California	100
→ Delaware Charter Guarantee & Trust Company*#<	Delaware	100
→ Preferred Product Network, Inc.*#<	Delaware	100
→ Principal Reinsurance Company of Vermont*#	Vermont	100
→ Principal Reinsurance Company of Vermont II*#<	Vermont	100
→ Principal International Holding Company, LLC*#	Delaware	100
→ Principal Global Services Private Limited*#	India	100
→ Principal Global Services (Philippines) LLC	Philippines	100
→ CCB Principal Asset Management Company, LTD*	China	25
→ Principal Financial Services I (US), LLC*#	Delaware	100
→ Principal Financial Services II (US), LLC*#	Delaware	100
→ Principal Financial Services I (UK) LLP *#	Wales/United Kingdom	100
→ Principal Financial Services V (UK) LTD.*#	United Kingdom	100
→ Principal Financial Services II (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services III (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services Asia (UK) LTD*#	United Kingdom	100
→ Principal Global Investors Asia (UK) Ltd	United Kingdom	100
→ Principal Global Investors (Australia) Service Company Pty Limited*#	Australia	100
→ Principal Investor Management (DIFC) Limited	UAE	100
→ Principal Global Investors (Australia) Limited*#	Australia	100
→ Principal Global Investors (Japan) Limited*#	Japan	100
→ Principal Financial Services VI (UK) LTD*#	United Kingdom	100
→ Principal Global Financial Services (Europe) LTD*#	United Kingdom	100
→ Principal Financial Services Latin America LTD.*#	Wales/United Kingdom	100

→ Principal International Latin America LTD.*#	United Kingdom	100
→ Principal International Mexico, LLC*#	Delaware	100
→ Principal Mexico Servicios, S.A. de C.V.*#	Mexico	100
→ Principal Innovación, S.A. de C.V.	Mexico	100
→ Principal Financial Group, S.A. de C. V. Grupo Financiero*#	Mexico	100
→ Principal Afore, S. A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal Fondos de Inversión S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero*#	Mexico	100
→ Principal Seguros, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal International South America I LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD., Agencia En Chile*#	Chile/United Kingdom	100
→ Principal International de Chile, S.A.*#	Chile	100
→ Principal Compania de Seguros de Vida Chile S.A.*#	Chile	100
→ Principal Administradora General de Fondos S.A.*#	Chile	100
→ Principal Ahorro e Inversiones S.A.*#	Chile	100
→ Principal Servicios Corporativos Chile LTDA*#	Chile	100
→ Principal Servicios de Administración S.A.*#	Chile	100
→ Principal Holding Company Chile S.A.*#	Chile	100
→ Principal Chile Limitada*#	Chile	100
→ Administradora de Fondos de Pensiones Cuprum S.A.*#	Chile	97
→ Inversiones Cuprum Internacional S.A.*#	Chile	100
→ Principal National Life Insurance Company+#	Iowa	100
→ Principal Securities, Inc.	Iowa	100
→ Diversified Dental Services, Inc.*#	Nevada	100
→ Principal Innovations, Inc.	Delaware	100
→ Business Owner Ecosystem, Inc.	Delaware	100
→ Principal Workforce, LLC	Delaware	100
→ Principal Financial Services (Asia) Pte Ltd	Singapore	100

+ Consolidated financial statements are filed with the SEC.
* Not required to file financial statements with the SEC.
# Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.
= Separate Financial statements are filed with SEC.
< Included in the financial statements of Principal Life Insurance Company filed with the SEC.
Item 30. Indemnification
Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.
Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.
Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a)    Other Activity
Principal Securities, Inc. acts as principal underwriter for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account and Principal National Life Insurance Company Variable Life Separate Account, registered unit investment trusts. Principal Securities, Inc. also acts as principal underwriter for index-linked annuity contracts issued by Principal Life Insurance Company.
(b)    Management

(b1) Name and principal	(b2) Positions and offices
business address	with principal underwriter

Christopher Agbe-Davies	Vice President, Associate General Counsel and Assistant Secretary
Principal Financial Group(1)

Carla Beitzel	Vice President, Distribution (PPN)
Principal Financial Group(1)

Chad Claire	Chief Information Officer
Principal Financial Group(1)

Tom Drogan	Chief Compliance Officer
Principal Financial Group(1)

Amy C. Friedrich	Director
Principal Financial Group(1)

William Froehlich	Vice President, Operations
Principal Financial Group(1)

Gina L. Graham	Vice President and Treasurer
Principal Financial Group(1)

Sarah Juteau	Counsel
Principal Financial Group(1)

Cody Lawler	Vice President, Head of Operations and Head of Supervision
Principal Financial Group(1)

Kenneth A. McCullum	Director
Principal Financial Group(1)

Michael F. Murray	Chairman, President and Chief Executive Officer
Principal Financial Group(1)

(b1) Name and principal	(b2) Positions and offices
business address	with principal underwriter

Mitch G. Nass	Counsel and Secretary
Principal Financial Group(1)

Doug Rants	Chief Information Security Officer
Principal Financial Group(1)

David A. Rigler	Chief Financial Officer
Principal Financial Group(1)

Nathan P. Schelhaas	Director
Principal Financial Group(1)

Craig Spadafora	Senior Vice President
Principal Financial Group(1)

Deanna D. Strable-Soethout	Director
Principal Financial Group(1)

Dan VanWinkle	AML Officer
Principal Financial Group(1)

Dan L. Westholm	Assistant Vice President - Treasury
Principal Financial Group(1)

(1) 655 9th Street
Des Moines, IA 50309
(c)    Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Principal Securities, Inc.	$98,313,227	0	0	0
Item 32. Location of Accounts and Records
All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal Financial Group, Des Moines, Iowa 50392.
Item 33. Management Services
N/A
Item 34. Fee Representation
Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Separate Account B, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 30th day of April, 2025.

PRINCIPAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B
(Registrant)

By :	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

By :	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ D. D. Strable-Soethout	Director, President and Chief Executive Officer	April 30, 2025
D. D. Strable-Soethout

/s/ K. L. Wilhelm	Interim Controller	April 30, 2025
K. L. Wilhelm	(Principal Accounting Officer)

/s/ J. M. Pitz	Interim Chief Financial Officer	April 30, 2025
J. M. Pitz	(Principal Financial Officer)

/s/ J. S. Auerbach*	Director	April 30, 2025
J. S. Auerbach

/s/ M. E. Beams*	Director	April 30, 2025
M. E. Beams

/s/ J. Carter-Miller*	Director	April 30, 2025
J. Carter-Miller

/s/ R. C. Hochschild*	Director	April 30, 2025
R. C. Hochschild

/s/ D. J. Houston*	Chairman	April 30, 2025
D. J. Houston

/s/ S. M. Mills*	Director	April 30, 2025
S. M. Mills

/s/ H. E. Mitchell*	Director	April 30, 2025
H. E. Mitchell

/s/ C. Muruzabal*	Director	April 30, 2025
C. Muruzabal

/s/ D. C. Nordin*	Director	April 30, 2025
D. C. Nordin

/s/ B. C. Pickerell*	Director	April 30, 2025
B. C. Pickerell

/s/ C. S. Richer*	Director	April 30, 2025
C. S. Richer

/s/ A. Rivera*	Director	April 30, 2025
A. Rivera

*By	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, President and Chief Executive Officer
Attorney-in-fact pursuant to Powers of Attorney filed previously

*
Pursuant to Powers of Attorney
Filed as Ex-99.(10B) on 04/27/2018 Accession No. 0000009713-18-000048), filed as Ex-99.(B)(10b) on 04/28/2020 (Accession No. 0000009713-20-000042) for J. S. Auerbach, filed as Ex-99.(B)(10)(B) on 04/29/2021 (Accession No. 0000009713-21-000077) for M. E. Beams, C. S. Richer and A. Rivera, filed as Ex-99(L)(2) on 04/28/2022 (Accession No. 0000009713-22-000069) for C. Muruzabal and filed as Ex-99(L)(2) on 04/27/2023 (Accession No. 0000009713-23-000053) for H. E. Mitchell and filed herein for D. J. Houston.

PART B

PRINCIPAL LIFE INSURANCE COMPANY
(the “Depositor”)

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B
(the “Registrant”)

PREMIER VARIABLE ANNUITY

(A Group Variable Annuity Contract for

Employer-Sponsored Qualified and Non-Qualified Retirement Plans)

Statement of Additional Information

dated May 1, 2025

This Statement of Additional Information provides information about Principal Life Insurance Company Separate Account B Premier Variable Annuity – Group Variable Annuity Contracts (the “Contract” or the “Contracts”) in addition to the information that is contained in the Contract’s Prospectus, dated May 1, 2025 .

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, a copy of which can be obtained free of charge by writing or telephoning:

Principal Securities, Inc.
a company of
the Principal Financial Group
Des Moines, Iowa 50392-2080
Telephone: 1-800-633-1373

TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
UNDERWRITING COMMISSIONS	3
CALCULATION OF PERFORMANCE DATA	3
FINANCIAL STATEMENTS	5

2

GENERAL INFORMATION AND HISTORY
The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.
On June 24, 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, serves as the independent registered public accounting firm for Principal Life Insurance Company and Principal Life Insurance Company Separate Account B. The audited financial statements incorporated in this Statement of Additional Information have been included in reliance upon the report of Ernst & Young LLP, given its authority as an expert in accounting and auditing. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309.
UNDERWRITING COMMISSIONS
Aggregate dollar amount of underwriting commissions paid to and retained by Principal Securities, Inc. ("PSI") for the Separate Account B Premier Variable Annuity contracts:

Year	Paid To	Retained by
2024	$0	—
2023	$0	—
2022	$0	—
CALCULATION OF PERFORMANCE DATA
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The Contract was not offered prior to July 15, 1992. Some of the underlying mutual funds were offered prior to the date that they were made available in the Contract. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this Contract had the Contract been issued on or after the date the underlying mutual funds in which such Division invests was first offered. The hypothetical performance from the date of inception of the mutual fund’s in which the Division invests is derived by reducing the actual performance of the underlying mutual fund’s by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.
3

From time to time the Separate Account advertises its Fidelity VIP Government Money Market Division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Division refers to the income generated by an investment under the Contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2024, the 7-day annualized and effective yields of the Fidelity VIP Government Money Market Division were 3.92% and 3.98%, respectively.
From time to time, the Separate Account will advertise the average annual total return of its various divisions for these contracts. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.

Assuming the Contract had been offered as of the periods indicated in the table below, the hypothetical average annual total returns for the periods ending December 31, 2024 are:

Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
Core Plus Bond	12/18/1987	0.48%	-0.51%	1.16%
Diversified Balanced	05/26/2017	9.40%	5.58%		6.23%
Diversified International	05/02/1994	4.26%	4.20%	4.62%
Equity Income	04/28/1998	15.01%	7.97%	9.02%
Fidelity Gov't Money Market	04/01/1982	4.67%	1.91%	1.19%
Government & High Quality Bond	05/06/1993	0.19%	-1.59%	0.15%
International Emerging Markets	10/24/2000	6.06%	1.71%	2.77%
LargeCap Growth I	06/01/1994	24.61%	13.46%	14.14%
LargeCap S&P 500 Index	05/03/1999	24.21%	13.75%	12.33%
MidCap	12/18/1987	19.76%	11.18%	12.10%
Real Estate Securities	05/01/1998	5.14%	3.46%	5.80%
SAM Balanced	06/03/1997	12.15%	6.31%	6.34%
SmallCap	05/01/1998	6.54%	7.12%	7.57%

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FINANCIAL STATEMENTS
The financial statements of the Principal Life Insurance Company Separate Account B and Principal Life Insurance Company are incorporated by reference to the submission for type N-VPFS filed by Principal Life Insurance Company Separate Account B with the Securities and Exchange Commission on April 28, 2025.
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